united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2012

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2012

JOHNSON MUTUAL FUNDS
December 31, 2012

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2012 Annual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2012*

It was a good year for investors, as most asset classes performed well and exceeded expectations. The S&P 500 Index jumped 16.0%, and international stocks reversed a recent trend of underperformance by increasing 17.9% for the year. The Dow Jones Industrial Average lagged a bit but still posted a return of 10.2%. It was a relatively smooth ride for stock investors along the way, with positive returns experienced in 9 out of 12 months. The bond market benefited from a continued decline in interest rates. As rates fell, bond prices rose, providing a total return of 4.2% for the year.

As is often the case, the markets overcame a “wall of worry” throughout the year, and much of the uncertainty in 2012 was related to the government. Unlike most presidential election years, where there is a period of calm once the election is over as markets gain visibility about the future, concerns about the pending fiscal cliff immediately took center stage. While a deal was reached at the eleventh hour, the end result did little to solve the bigger problems facing our country. Unfortunately, the politicizing of the economy will continue this year as the second phase of the negotiations takes place regarding government spending and the debt ceiling.

Despite the political drama, the economy continued to move forward, albeit at a very slow pace. Corporate earnings were strong, and we saw some positive developments in housing and unemployment. These indicators, combined with extremely low interest rates, created a greater appetite for riskier assets, benefiting stocks. In addition, there was unprecedented action from central banks around the world during the year, which played a major role in the rally. Quantitative easing generated massive liquidity and a boost to confidence, but there are certainly question marks about its lasting impact on the economy.

As always, we encourage investors to remain focused on the long-term. We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Thank you,

Timothy E. Johnson, President
Johnson Mutual Funds

**	The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2012

For the year the Johnson Equity Income Fund gained 15.48%, which trailed the Standard & Poor’s 500 (S&P 500) Index return of 16.00%.

Sector allocations detracted from relative performance versus the S&P 500 with overweights in the Energy and Consumer Staples sectors and underweights to the top-performing Financial and Consumer Discretion sectors contributing most negatively to relative performance. Energy underperformed due to concerns over weak global economic growth possibly leading to lower oil demand. Financials performed well due to an improving housing market and fewer loan losses for most institutions. Conversely, stock selection contributed positively to relative performance. This positive relative contribution from stock selection was attributed mostly to the Fund’s holdings in the Energy and Information Technology sectors. The largest positive individual stock contributors in the Fund were Phillips 66, Williams Companies, Adobe Systems, Oracle, and Accenture. Holdings that did not perform well during the year included Staples, Johnson Controls, Norfolk Southern, and Royal Dutch Shell. Staples was sold during the year as we determined that the challenges facing the office supplies retailer are secular rather than cyclical; the other stocks listed above remain in the portfolio.

The Fund is currently positioned with its largest overweights in the Energy and Industrials sectors and has its largest underweight in the Consumer Discretion sector. Valuations in the traditionally more defensive, yield-oriented sectors such as Utilities, Telecommunications, and Consumer Staples continue to be over-valued in our view. For this reason, the Fund currently owns only one stock in both the Utilities and Telecommunication sectors, and the Consumer Staples sector weight is at the low end of its historical range within the Fund. The Energy and Information Technology sectors, as well as, some stocks that are more economically sensitive, are areas where we have continued to find more attractively valued stocks. New stocks purchased in the second half of the year included Danaher and IDEX (in the Industrials sector) and consumer technology giant Apple as it initiated a dividend and experienced stock price weakness due to concerns about slowing growth. We also established new positions in two Health Care stocks, Owens & Minor and Hill-Rom Holdings. Both companies have less cyclical businesses, low valuations, and pay above-average dividend yields.

The Fund’s investment objective is above average dividend income and long-term capital growth. The Fund hopes to achieve this by investing in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the S&P 500 Index. The Fund should have a lower valuation and standard deviation than the overall market and a higher dividend yield.

Average Annual Total Returns as of December 31, 2012
	Equity Income Fund	S&P 500 Index
One Year	15.48%	16.00%
Three Years	9.57%	10.86%
Five Years	2.66%	1.66%
Since Inception*	5.78%	4.11%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2012

For the year, the Johnson Growth Fund gained 13.33%, which trailed the return of 16.00% for the Standard & Poor’s 500 (S&P 500) Index.

Both sector allocations and stock picks detracted from relative performance during the year. Overweight positions in the Energy sector, which was the second worst performing sector in the market, and underweight positions in the Financial sector, which was the best performing sector in the market, detracted from relative performance. Energy underperformed due to concerns over weak global economic growth possibly leading to lower oil demand. Financials performed well due to an improving housing market and fewer loan losses for most institutions. Stock selection within the Consumer Discretion and Financial sectors was also detrimental to relative performance. Sector allocations that added most to relative performance were Consumer Staples and Utilities, as the Fund was underweight in both of these underperforming sectors. Stock selection within the Technology and Health Care sectors was additive to relative performance. The largest positive individual stock contributors in the Fund were Apple, Watson Pharmaceuticals, EMC, Priceline and Oracle. The largest negative individual stock contributors were Polypore, Deckers Outdoor, Verifone, Carbo Ceramics and Baker Hughes.

The Fund currently has its largest overweight positions in the Energy, Materials and Technology sectors. We expect to remain overweight in Energy and Technology given the solid growth opportunities and attractive valuations we are finding in those sectors. The largest underweight positions are in the Telecommunications, Utility and Financial sectors. Given the Fund’s desire to invest in quality growth securities, we would expect to remain underweight in these sectors.

New stocks purchased in the second half of the year included CVS in the Consumer Staples sector, Chipotle Mexican Grill in the Consumer Discretion sector, Hill Rom, Mednax and Vertex Pharmaceuticals in the Healthcare sector, and ONEOK in the Utilities sector. Positions eliminated in the second half of 2012 included Norfolk Southern, Cisco Systems, Polypore and Deckers Outdoor.

The objective of the Johnson Growth Fund is long-term capital growth. The Fund hopes to achieve this by investing in a diversified portfolio of attractively valued, quality, growth-oriented companies that we believe can grow revenue and earnings faster than the overall market. The Fund invests primarily in mid and large-cap stocks, and is suited for the growth-oriented investor who is willing to accept full market risk. We expect the Fund to have higher growth and valuation than the overall market and a lower dividend yield.

Average Annual Total Returns as of December 31, 2012
	Growth Fund	S&P 500 Index
One Year	13.33%	16.00%
Three Years	6.14%	10.86%
Five Years	-0.78%	1.66%
Ten Years	5.35%	7.09%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end,please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2012

The Johnson Disciplined Mid-Cap Fund had a total return of 16.54% in 2012, lagging the Russell Midcap Index’s 17.28% return.

A stock market correction in the 2nd quarter, related to European credit risk fears and lackluster economic reports, erased a first quarter gain, but the market subsequently rallied from its June lows and finished the year with returns well above historical averages. For the Fund, security selection was effective overall, particularly in the Consumer Discretion sector, and aggregate sector weighting decisions were only a slight negative.

In aggregate, the Fund’s positioning had a slight value tilt during the course of the year, and that proved to be marginally beneficial as value stocks outperformed growth stocks in 2012. The Fund’s positive overall security selection was led by top contributor Discovery Communications Inc., a media company, best known for networks such as the Discovery Channel, TLC, and Animal Planet. Other top performers such as Terex Corp. and Pulte Group Inc. resided in certain pockets of the economy where profitability is returning following a very deep recession. Oil & gas refiners, such as Valero Energy Corp. and Holly Frontier Corp. produced high returns and widening profit margins, due to low input costs, which boosted earnings.

The Fund’s worst performance contributor during the year was Herbalife Ltd., a marketer of weight management products and nutritional supplements. Its stock fell 36% in 2012, including two separate sharp declines of over 40% on speculation that some high-profile hedge funds had taken, or were considering taking, a short position due to a negative outlook on the sustainability of growth in its business model. The Fund has maintained its position in this holding, and continues to favor its growth profile and now lower valuation. Green Mountain Coffee Roasters was another Consumer Staples holding that detracted from the Fund’s performance, as it lowered growth expectations for its popular Keurig coffee brewing products in May.

The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund factor weights remain with a slightly higher emphasis on value characteristics. At the current time, the Finance and Consumer Discretionary sectors have the highest representation in the portfolio, and the Fund’s current composition has a higher relative exposure to economically-sensitive companies.

The Fund’s investment objective is long-term capital growth. The Fund hopes to achieve this by investing in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner.

Average Annual Total Returns as of December 31, 2012
	Disciplined Mid-Cap Fund	Russell MidCap Index
One Year	16.54%	17.28%
Three Years	10.46%	13.15%
Five Years	1.42%	3.57%
Ten Years	8.82%	10.65%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2012

The Johnson Realty Fund posted a total return of 15.28% for the year ended December 31, 2012, compared to a return of 19.70% for the National Association of Real Estate Investment Trust Index (NAREIT Index).

Real Estate Investment Trusts (“REITs”) continued their strong relative performance in 2012. The NAREIT Index is up 18.37% over the past three years annualized versus the S&P 500 Index gaining 10.86% annualized over the same period. The beginning of 2012 saw investors seeking out real assets, and the REIT market was a beneficiary. The high relative yields available, combined with a stabilizing economic environment and lack of any meaningful amount of new property development, drove REIT market returns up nearly 15% in the first half of 2012. The second half of 2012 brought with it renewed concerns over the political and economic environment in the United States. For three of the last six months of 2012, REITs posted modestly negative returns, but still were able to deliver a positive rate of return for the second half of the year.

The Johnson Realty Fund experienced its largest negative contribution from property type selection. The Fund’s overweight position in Residential, which was the worst performing property type year-to-date in the NAREIT caused a drag on performance. In addition, being underweight in Timber and Infrastructure, which were the highest performing property types in the Index, also added to that performance gap. On the security selection side, several names in the NAREIT Index not owned by the Fund hurt relative performance: American Tower, an over 5% weight in the index was up 29%. Weyerhauser, a greater than 3% index name recorded a strong 53% return. Finally, the Fund’s focus on larger capitalization names hurt performance as the largest 50 REITs, as measured by the NAREIT Real Estate 50 index, were up only 18.05%.

The Fund’s investment objective is long-term capital growth and above average dividend income. REITs possess low correlation relative to other asset classes, which provides portfolio diversification benefits. The Fund’s philosophy is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheets which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns as of December 31, 2012
	Realty Fund	NAREIT Index
One Year	15.28%	19.70%
Three Years	16.43%	18.37%
Five Years	3.34%	5.74%
Ten Years	9.87%	11.78%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2012

The Johnson International Fund had a total return of 16.80% in 2012, lagging the 17.32% return for the MSCI EAFE Index, the Fund’s benchmark, but roughly equal to the MSCI ACWI excluding US Index’s 16.83%.

European credit risk fears flared up in the second quarter for the third consecutive year, but the market subsequently rallied from its June lows as central banks, including the U.S. Federal Reserve and the European Central Bank, reassured markets with new commitments to extend government bond purchases. The Fund’s strategic exposure to emerging markets was a modest performance drag, but stocks in these less developed countries seem to offer stronger relative long-term growth opportunities, owing to favorable demographic trends and economic development. In addition, the Fund’s sector allocation decisions generally had a negative performance impact. The Fund maintained underweight positions in the two best performing sectors, Finance and Consumer Discretionary, and overweight positions in the two worst performing sectors, Energy and Telecommunications. Even so, security selection was strong, and the Fund was able to generate a positive relative return overall before expenses.

The top two performance contributors in the Fund for the year have foreign headquarters, but their products are very familiar to U.S. consumers. Bayer AG, the German health care company known for its over-the-counter medicines, and Toyota Motor Corp., the Japanese automobile manufacturer, both had returns of greater than 40% during 2012. Improvements in the global automobile cycle were also captured by Fund holdings in Tata Motors Ltd. and Magna International. Notably, Finance was the best performing sector in 2012, and four of the Fund’s top ten performance contributors were within that sector, namely HSBC Holdings PLC, Industrial & Commercial Bank of China Ltd., Barclays PLC, and HDFC Bank Ltd. The Fund’s worst performing investment during the year was YPF Sociedad, a large Argentinian oil producer that was seized by its own government with a plan to nationalize it. Other negative contributors for the Fund included Sony Corp. and Research in Motion Ltd, both former industry leaders that have struggled to adapt to changing technology and consumer preferences.

While the growth slowdown in emerging markets was less than feared and the European Union was able to remain intact through crisis, longer-term structural debt problems within developed countries have still not been addressed adequately and economic growth will likely remain slow, but positive globally. Still, a broad international mandate gives the Fund the ability to choose from a wide universe. Opportunities exist in quality stocks that have been excessively discounted due to the macroeconomic conditions in their local markets and in companies that are growing earnings faster than a sluggish global economy would allow for most companies. In evaluating opportunities, diversification by sector, country, region, and company remains an important objective for the Fund. At year end, the Fund held 151 stocks and the ten largest holdings accounted for 16% of the total weight.

The Fund’s investment objective is long-term capital growth. The Fund hopes to achieve this by generally investing in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability.

Average Annual Total Returns as of December 31, 2012
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
One Year	16.80%	17.32%	16.83%
Three Years	3.76%	3.56%	3.86%
Since Inception*	12.67%	11.47%	13.66%

Asset Allocation by Country as of December 31, 2012
United Kingdom	15.20%	Brazil	3.00%
Japan	13.30%	Mexico	2.90%
Other*	9.90%	India	2.80%
Germany	7.50%	Sweden	2.60%
Canada	7.40%	Netherlands	2.50%
Switzerland	7.20%	Taiwan	2.10%
Australia	5.30%	Israel	2.10%
France	5.30%	Chile	1.90%
Hong Kong	3.90%	Norway	1.80%
China	3.30%

*	Countries in “Other” category include: Argentina, Columbia, Denmark, Finland, Italy, Philippines, Russia, South Africa, South Korea, Singapore, and Spain.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipt.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2012

The Johnson Fixed Income Fund provided a total return of 4.37% for 2012 compared to a 4.21% return for the Barclays Capital Aggregate Index.

Continued slow economic growth and aggressive monetary easing by the Federal Reserve helped to drive down interest rates to historic lows during the year, boosting bond prices. This trend was particularly notable during the first three quarters of the year. The Fund’s slightly longer weighted average duration of maturities added to its return over this time period. However, uncertainties surrounding the resolution of the “fiscal cliff” negotiations in Washington, and its impact on economic growth, caused this trend in yields to reverse in the final months of 2012 and interest rates finished the year only slightly lower than the start. Meanwhile, the yield spread on credit securities tightened throughout the year relative to treasuries as investors sought out higher income. Both corporate and municipal bonds performed better than governments as a result. The Fund’s significant emphasis on quality credit holdings was positive and helped it to perform better than the benchmark over the full year.

More than half of the Fund’s bond allocation is in investment-grade rated corporate securities and an additional 11% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. As noted above, these holdings performed well during the year due to their higher yield and because the yield differential compared to treasuries narrowed. However, due to many economic uncertainties and an elevated risk environment globally, the Fund remains focused on higher quality, lesser cyclical corporate and municipal holdings. The portfolio is constructed with these lower volatility credit securities to take advantage of their continued yield advantage, but with an eye toward downside protection if risk flares materialize in the market during the year ahead. Aligning with this theme of seeking additional yield while managing the risk exposure of the portfolio, the Fund has also modestly added to agency mortgage-backed securities in recent months. Mortgage bonds historically offer more yield and less overall volatility than other government related securities. With treasury yields extremely low, the Fund is underweight in that segment of the bond market.

The Fund’s investment objective is a high level of income over the long term, consistent with preservation of capital. As we enter 2013, the economic environment is uncertain, but the financial health of many corporations is strong. Interest rates are very low and remain pressured downward by the aggressive easing policies of the Federal Reserve. Global credit concerns remain a problem and it is very possible that the recession in Europe will linger. The Fund continues to avoid all non-U.S. sovereign securities and corporate bonds with direct exposure to Europe. Also, the federal budget problems domestically will not dissipate quickly and there is the real possibility of another downgrade of the U.S. credit rating. The Fund is positioned to weather the many potential economic storms by focusing on high quality corporates that offer reasonable yield.

Average Annual Total Returns as of December 31, 2012
	Fixed Income Fund	Barclays Capital Aggregate Index
One Year	4.37%	4.21%
Three Years	5.83%	6.19%
Five Years	6.00%	5.95%
Ten Years	4.78%	5.18%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2012

The Johnson Municipal Income Fund provided a total return of 3.67% in 2012 compared to 2.36% for the Barclays Capital 5-Year General Obligation Municipal Index, the Fund’s benchmark.

The Fund’s yield advantage and longer duration relative to the benchmark drove the outperformance over the course of the year while the Fund’s laddered maturity structure also added to performance with the municipal yield curve flattening as yields on longer-term bonds declined the most. While the benchmark is comprised solely of 4-6 year maturity General Obligation securities, the Fund is constructed with a laddered maturity profile with bonds primarily due within 1 to 15 years. The Fund’s emphasis on quality securities outside of the General Obligation sector in areas such as Healthcare and Public Higher Education was also beneficial to returns in 2012 as these securities performed well.

Despite investor unease about the durability of the economic expansion and the US Government’s fiscal position, municipal credit quality remained reasonably stable in 2012. In the marketplace there were some well publicized defaults, such as Harrisburg Pennsylvania and Stockton California; however those cities had been in decline for many years and default was widely anticipated. Overall, defaults among municipalities across the country remained low after falling from peak levels reached following the recession. The Fund had no positions in defaulted bonds. Most municipalities are mandated to run balanced budgets and have been able to do this through spending cuts and revenue enhancements. There have now been 10 consecutive quarters of improving year over year tax revenues for municipalities across America. Meanwhile new issue supply of municipal securities has been weak for the past several years and the total amount of outstanding tax exempt municipal debt is essentially unchanged since 2009. This, along with accommodative Federal Reserve policy, is helping to push down yields and contributed to the good absolute performance in 2012.

The Fund’s investment objective is a high level of federally tax-free income of the long-term consistent with preservation of capitl. Looking forward into 2013, we expect many of the same themes to continue to drive the market. As we turned the calendar to 2013 we saw new taxes on income from the Affordable Care Act (a.k.a. Obamacare) take effect along with a Fiscal Cliff deal where Congress increased marginal tax rates on those making more than $400,000. These higher taxes have increased the value of tax-exempt income relative to other alternatives in the bond market and we look for demand to remain steady. It is possible that Congress could revisit comprehensive tax reform in 2013; however we expect the tax exemption to remain in place with the deduction limited to 28% in a worst case scenario. Such an outcome would likely have a minimal effect on our intermediate maturity portfolio according to our projections. We continue to expect lower quality issuers will face financial pressure and defaults could rise. We avoid such securities with the Fund maintaining a strict focus on high quality municipal issuers. Over 80% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state (the Fund holds approximately 25% of its assets in states other than Ohio).

Average Annual Total Returns as of December 31, 2012
	Municipal Income Fund	Barclays 5 Year G.O. Index
One Year	3.67%	2.36%
Three Years	4.39%	4.13%
Five Years	4.74%	5.10%
Ten Years	3.66%	4.21%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Air Products and Chemicals Inc.	20,650	1,735,013
BHP Billiton Ltd. – ADR	11,950	937,119
2.9% – Total For Materials		$2,672,132
3M Co.	36,845	3,421,058
Danaher Corp.	33,000	1,844,700
Eaton Corp.	34,650	1,877,337
Emerson Electric Co.	53,100	2,812,176
Idex	39,850	1,854,221
Norfolk Southern Corp.	28,900	1,787,176
15.1% – Total For Industrials		$13,596,668
AT&T Inc.	49,640	1,673,364
1.9% – Total For Telecommunication Services		$1,673,364
Coca Cola Co.	45,380	1,645,025
H.J. Heinz Co.	28,500	1,643,880
Kellogg Co.	31,800	1,776,030
Nestle SA – ADR	26,600	1,733,522
Procter & Gamble Co.	24,390	1,655,837
Unilever PLC	48,300	1,870,176
11.5% – Total For Consumer Staples		$10,324,470
Comcast Corp., Class A Special	53,200	1,910,944
Johnson Controls Inc.	63,950	1,961,347
Target Corp.	26,100	1,544,337
6.0% – Total For Consumer Discretionary		$5,416,628
Chevron Corp.	33,735	3,648,103
ConocoPhillips	46,200	2,679,138
Phillips 66	51,350	2,726,685
Royal Dutch Shell PLC, Class B ADR	35,250	2,498,873
Schlumberger Ltd.	23,500	1,628,517
Williams Companies Inc.	52,600	1,722,124
16.5% – Total For Energy		$14,903,440
Allstate Corp.	64,400	2,586,948
AON PLC	49,960	2,778,276
Everest RE Group Ltd.	16,600	1,825,170
PNC Financial Services Group Inc.	47,440	2,766,226
U.S. Bancorp	53,200	1,699,208
12.9% – Total For Financial Services		$11,655,828

Common Stocks	Shares	Fair Value
Abbott Laboratories	36,700	2,403,850
Becton, Dickinson and Co.	33,470	2,617,019
Hill-Rom Holdings Inc.	64,300	1,832,550
Owens & Minor Inc. Holding Company	97,450	2,778,299
10.7% – Total For Health Care		$9,631,718
Accenture Inc.	27,600	1,835,400
Adobe Systems Inc.*	54,200	2,042,256
Apple Computer Inc.	3,400	1,809,388
Cisco Systems Inc.	80,100	1,573,917
Linear Technology Corp.	48,700	1,670,410
Microsoft Corp.	100,235	2,677,247
Oracle Corp.	81,200	2,705,584
Qualcomm Inc.	41,430	2,562,843
18.7% – Total For Information Technology		$16,877,045
Oneok Inc.	37,000	1,581,750
1.8% – Total For Utilities		$1,581,750
Total Common Stocks 98.0%		$88,333,043
(Identified Cost $75,915,023)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,776,398	1,776,398
Total Cash Equivalents 2.0%		$1,776,398
(Identified Cost $1,776,398)
Total Portfolio Value 100.0%		$90,109,441
(Identified Cost $77,691,421)
Other Assets in Excess of Liabilities 0.0%		$13,327
Total Net Assets 100.0%		$90,122,768
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Air Products and Chemicals Inc.	10,700	899,014
Potash Corp. of Saskatchewan Inc.	29,520	1,201,169
4.7% – Total For Materials		$2,100,183
3M Co.	10,100	937,785
Danaher Corp.	26,000	1,453,400
Eaton Corp.	18,270	989,868
Emerson Electric Co.	16,380	867,485
Union Pacific Corp.	7,580	952,958
11.6% – Total For Industrials		$5,201,496
CVS Corp.	19,180	927,353
Nestle SA – ADR	21,020	1,369,873
Procter & Gamble Co.	12,700	862,203
7.0% – Total For Consumer Staples		$3,159,429
Chipotle Mexican Grill Inc.*	1,600	475,936
Harman International Industries Inc.	10,100	450,864
Johnson Controls Inc.	31,465	965,032
Michael Kors Holdings Ltd.*	11,925	608,533
Priceline.com Inc.*	1,410	874,750
Walt Disney Co.	17,650	878,793
9.4% – Total For Consumer Discretionary		$4,253,908
Baker Hughes Inc.	19,110	780,600
Chevron Corp.	12,540	1,356,076
CNOOC Ltd. – ADR	4,380	963,600
Royal Dutch Shell PLC, Class B ADR	18,820	1,334,150
Schlumberger Ltd.	18,660	1,293,112
Williams Companies Inc.	25,475	834,051
14.6% – Total For Energy		$6,561,589
Allstate Corp.	23,600	948,012
AON PLC	19,400	1,078,834
Axis Capital Holdings Ltd.	27,050	937,012
PNC Financial Services Group Inc.	22,100	1,288,651
9.4% – Total For Financial Services		$4,252,509
Celgene Corp.*	18,010	1,413,245
Express Scripts Inc.*	15,000	810,000
Hill-Rom Holdings Inc.	34,675	988,237
InterMune Inc.*	57,200	554,268
Mednax Inc.*	11,350	902,552
Vertex Pharmaceuticals Inc.*	17,000	712,300

Common Stocks	Shares	Fair Value
Watson Pharmaceuticals Inc.*	10,490	902,140
14.0% – Total For Health Care		$6,282,742
Apple Computer Inc.	3,450	1,835,996
Autodesk Inc.*	25,740	909,909
Cognizant Technologies Solutions Corp.*	6,650	491,317
EMC Corp.*	52,540	1,329,262
F5 Networks Inc.*	8,800	854,920
Fortinet Inc.*	20,850	438,267
Google Inc.*	1,250	884,225
Microsoft Corp.	30,600	817,317
Oracle Corp.	40,600	1,352,792
Qualcomm Inc.	15,900	983,568
Verifone Holdings Inc.*	11,500	341,320
22.7% – Total For Information Technology		$10,238,893
Oneok Inc.	19,500	833,625
1.9% – Total For Utilities		$833,625
Total Common Stocks 95.3%		$42,884,374
(Identified Cost $37,096,064)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,112,710	2,112,710
Total Cash Equivalents 4.7%		$2,112,710
(Identified Cost $2,112,710)
Total Portfolio Value 100.0%		$44,997,084
(Identified Cost $39,208,774)
Other Assets in Excess of Liabilities 0.0%		$19,455
Total Net Assets 100.0%		$45,016,539
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Cabot Corp.	5,600	222,824
CF Industries Holdings Inc.	2,500	507,900
Huntsman Corp.	16,700	265,530
3.1% – Total For Materials		$996,254
Aecom Technology Corp.*	11,500	273,700
Agco Corp.*	6,800	334,016
Carlisle Corp.	4,100	240,916
Con-Way Inc.	8,600	239,252
Delta Airlines Inc.*	24,900	295,563
GATX Corp.	5,800	251,140
Hertz Global Holdings Inc.*	18,700	304,249
Huntington Ingalls Industries Inc.	5,500	238,370
Kennametal Inc.	8,200	328,000
Lennox International	4,800	252,096
Manitowoc Company Inc.	17,300	271,264
Oshkosh Truck Corp.*	10,300	305,395
Regal-Beloit Corp.	3,300	232,551
Southwest Airlines	22,300	228,352
Spirit Aerosystems Holdings Inc.*	14,700	249,459
Terex Corp.*	17,100	480,681
Textron Inc.	13,300	329,707
Trinity Industries	7,900	282,978
United Rentals Inc.*	6,000	273,120
Wesco International*	5,400	364,122
17.7% – Total For Industrials		$5,774,931
MetroPCS Communications Inc.*	22,400	222,656
0.7% – Total For Telecommunication		$222,656
General Nutrition Inc.	5,600	186,368
Herbalife Ltd.	13,500	444,690
Nu Skin Enterprises	5,000	185,250
Tyson Foods Inc.	12,000	232,800
Whole Food Markets Inc.	2,500	227,900
3.9% – Total For Consumer Staples		$1,277,008
American Eagle Outfitters	10,600	217,406
Autonation Inc.*	5,900	234,230
Carter's*	4,200	233,730
Chico's FAS Inc.	19,400	358,124
Cinemark Holdings Inc.	9,400	244,212

Common Stocks	Shares	Fair Value
Dillard's Inc.	3,100	259,687
Discovery Communications Inc.*	11,400	723,672
Expedia Inc.	4,300	264,192
Foot Locker Inc.	13,800	443,256
Harman International Industries Inc.	5,300	236,592
Hyatt Hotels Corp.*	6,800	262,276
LKQ Corp.*	15,800	333,380
Madison Square Garden Inc.*	5,500	243,925
Michael Kors Holdings Ltd.*	4,300	219,429
Petsmart Inc.	4,800	328,032
Pulte Homes Inc.*	22,700	412,232
Regal Entertainment Group	20,000	279,000
Sirius XM Radio Inc.*	87,400	252,586
Starwood Hotels & Resorts Worldwide Inc.	4,100	235,176
Thor Industries Inc.	6,100	228,323
Toll Brothers*	11,000	355,630
Tractor Supply Co.	2,400	212,064
Ulta Salon Cosmetics & Fragrance Inc.*	2,900	284,954
21.0% – Total For Consumer Discretionary		$6,862,108
Atwood Oceanics*	6,600	302,214
HollyFrontier Corp.	7,600	353,780
Oceaneering International Inc.	4,400	236,676
Patterson-UTI Energy Inc.	11,300	210,519
Superior Energy Services Inc.*	11,400	236,208
Tidewater Inc.	5,100	227,868
Valero Energy Corp.	16,000	545,920
6.5% – Total For Energy		$2,113,185
Allied World Assurance Company Holdings Inc.	2,600	204,880
American Capital Ltd.*	32,100	385,858
Aspen Insurance Holdings Ltd.	7,600	243,808
Assurant Inc.	6,000	208,200
Assured Guaranty Ltd.	23,400	332,982
Axis Capital Holdings Ltd.	6,500	225,160
Bok Financial Corp.	3,900	212,394
City National Corp.	4,500	222,840
CNA Financial Corp.	7,400	207,274
CoreLogic Inc.*	9,500	255,740

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Federated Investors Inc.	11,200	226,576
Fidelity National Financial Inc.	11,500	270,825
Hanover Insurance Group Inc.	7,400	286,676
Huntington Bancshares Inc.	35,100	224,289
Jefferies Group Inc.	16,200	300,834
Kemper Corp.	7,700	227,150
Lender Processing Services Inc.	9,300	228,966
New York Community Bancorp	17,600	230,560
PartnerRe Ltd.	2,800	225,372
Reinsurance Group of America	4,500	240,840
Suntrust Banks Inc.	8,300	235,305
Validus Holdings Ltd.	6,500	224,770
Washington Federal Inc.	13,900	234,493
Zions Bancorporation	11,100	237,540
18.1% – Total For Financial Services		$5,893,332
Cerner Corp.*	2,900	224,779
Community Health Systems Inc.*	9,300	285,882
HCA – The Health Care Co.*	7,500	226,275
Health Management Associates Inc.*	28,800	268,416
Myriad Genetics Inc.*	8,000	218,000
Omnicare Inc.	7,100	256,310
United Therapeutics Corp.*	5,300	283,126
Vertex Pharamaceuticals Inc.*	3,600	150,840
Warner Chilcott PLC – ADR	20,400	245,616
6.6% – Total For Health Care		$2,159,244
AOL Inc.*	6,800	201,348
Booz Allen Hamilton Holding Corp.	16,300	226,896
Brocade Communications Systems Inc.*	59,300	316,069
Dolby Laboratories Inc.*	5,100	149,583
Echostar Holding Corp.*	8,900	304,558
Fleetcore Technologies Inc.*	4,500	241,425
Genpact Limited*	15,000	232,500
IAC/InterActive Corp.	5,800	274,004
Jabil Circuit Inc.	28,400	547,836
LSI Corp.*	29,000	205,030
Netsuite Inc.*	4,000	269,200
Neustar Inc.*	6,400	268,352
Solarwinds Inc.*	4,800	251,760

Common Stocks	Shares	Fair Value
Teradyne*	16,400	276,996
Verifone Holdings Inc.*	8,100	240,408
Western Digital Corp.	5,900	250,691
13.0% – Total For Information Technology		$4,256,656
PPL Corp.	8,300	237,629
UGI Corp.	7,200	235,512
1.5% – Total For Utilities		$473,141
Total Common Stocks 92.1%		$30,028,515
(Identified Cost $25,871,415)
Real Estate Investment Trusts (REITs)
Equity LifeStyle Properties Inc.	3,500	235,515
Extra Space Storage	6,700	243,813
Home Properties Inc.	3,500	214,585
Hospitality Properties Trust	13,400	313,828
Kimco Realty	11,300	218,316
Mid-America Apartment Communities Inc.	3,100	200,725
Regency Centers Inc.	4,500	212,040
Retail Properties of America	19,900	238,203
Senior Housing Properties Trust	10,200	241,128
Ventas Inc.	4,700	304,184
Total REITs 7.4%		$2,422,337
(Identified Cost $2,321,706)
Cash Equivalents
First American Government Obligation Fund, Class Z**	149,710	149,710
Total Cash Equivalents 0.5%		$149,710
(Identified Cost $149,710)
Total Portfolio Value 100.0%		$32,600,562
(Identified Cost $28,342,831)
Other Assets in Excess of Liabilities 0.0%		$5,994
Total Net Assets 100.0%		$32,606,556
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2012

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	2,000	92,260
Apartment Investment & Management Co.	3,424	92,653
Avalonbay Communities Inc.	2,209	299,518
BRE Properties Inc.	1,900	96,577
Camden Property Trust	2,000	136,420
Equity LifeStyle Properties Inc.	900	60,561
Equity Residential	6,500	368,355
Essex Property Trust Inc.	1,120	164,248
Home Properties Inc.	1,100	67,441
Mid-America Apartment Communities Inc.	1,000	64,750
Post Properties Inc.	1,400	69,930
Senior Housing Properties Trust	9,500	224,580
UDR Inc.	7,307	173,761
17.3% – Total For Residential		$1,911,054
American Tower Corp.	8,100	625,887
Lexington Realty Trust	3,500	36,575
National Retail Properties Inc.	5,500	171,600
Public Storage	3,600	521,856
Vornado Realty Trust	4,061	325,205
15.2% – Total For Diversified		$1,681,123
HCP Inc.	7,800	352,248
Health Care REIT Inc.	4,200	257,418
Omega Healthcare Investors Inc.	2,000	47,700
Ventas Inc.	5,500	355,960
9.2% – Total For Health Care Facilities		$1,013,326
Diamondrock Hospitality Co.	4,000	36,000
Host Hotels & Resorts Inc.	14,954	234,329
LaSalle Hotel Properties	3,000	76,170
RL Lodging Trust	2,500	48,425
Strategic Hotels and Resorts Inc.*	5,000	32,000
Sunstone Hotel Investors Inc.*	3,000	32,130
4.2% – Total For Hotels/Motels		$459,054
Alexandria Real Estate Equities Inc.	1,500	103,980
Boston Properties Inc.	3,700	391,497
Corporate Office Properties Trust	2,000	49,960

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Digital Realty Trust, Inc.	3,500	237,615
Duke Realty Corp.	5,000	69,350
Kilroy Realty Corp.	3,545	167,927
Liberty Property Trust	4,861	173,975
Mack-Cali Realty Corp.	2,500	65,275
11.4% – Total For Office		$1,259,579
BioMed Realty Trust Inc.	4,000	77,320
DCT Industrial Trust Inc.	18,000	116,820
Extra Space Storage Inc.	2,000	72,780
Prologis Inc.	11,052	403,288
Sovran Self Storage Inc.	2,500	155,250
7.5% – Total For Industrial		$825,458
Alexander's Inc.	100	33,080
CBL & Associates Properties Inc.	3,194	67,745
DDR Corp.	7,055	110,481
EPR Properties	1,000	46,110
Equity One Inc.	3,000	63,030
Federal Realty Investment Trust	1,250	130,025
General Growth Partners Inc.	18,000	357,300
Hospitality Property Trust	4,000	93,680
Kimco Realty Corp.	8,567	165,514
Macerich Co.	3,592	209,414
Realty Income Corp.	2,400	96,504
Regency Centers Corp.	2,075	97,774
Simon Property Group Inc.	6,654	1,051,931
SL Green Realty Corp.	2,000	153,300
Tanger Factory Outlet Centers Inc.	6,000	205,200
Taubman Centers Inc.	1,300	102,336
Washington Real Estate Investment Trust	1,500	39,225
Weingarten Realty Investors	2,500	66,925
28.0% – Total For Retail		$3,089,574
Plum Creek Timber Co., Inc.	6,000	266,220
Rayonier Inc.	2,500	129,575
Weyerhaueser Co.	8,000	222,560
5.6% – Total For Timber		$618,355
Total REITs 98.4%		$10,857,523
(Identified Cost $6,970,757)

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2012

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	142,619	142,619
Total Cash Equivalents 1.3%		$142,619
(Identified Cost $142,619)
Total Portfolio Value 99.7%		$11,000,142
(Identified Cost $7,113,376)
Other Assets in Excess of Liabilities 0.3%		$38,286
Total Net Assets 100.0%		$11,038,428
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	139,820
Air Liquide SA ADR	3,434	87,395
Anglo American PLC ADR	2,870	44,829
Anglogold Ltd.	2,000	62,740
Asahi Kasei Corp.	6,100	71,797
BASF SE ADR	750	71,250
BHP Billiton Ltd. ADR	2,550	199,971
BHP Billiton PLC ADR	1,010	71,074
Cemex SA De C.V. ADR*	8,658	85,454
Newcrest Mining Ltd. ADR	2,900	68,469
Nippon Steel and Sumitomo Metal Corp. ADR*	3,530	86,979
Norilsk Nickel	2,315	43,846
Potash Corp. of Saskatchewan Inc.	1,710	69,580
Rio Tinto PLC ADR	1,140	66,223
Sociedad Quimica	940	54,182
Syngenta AG ADR	1,000	80,800
Vale SA	3,000	62,880
9.9% – Total For Materials		$1,367,289
Abb Ltd. ADR	2,900	60,291
Atlas Copco AB	2,700	75,222
BAE Systems PLC ADR	5,140	114,519
Bunzl PLC	800	66,000
Canadian National Railway Co.	1,640	149,256
Canadian Pacific Ltd. Corp.	800	81,296
Itochu Corp ADR	3,000	63,570
Keppel Corp. Ltd. ADR	4,620	84,361
Komatsu Ltd. ADR	2,660	68,389
Koninklijke Philips El-Ny Shares	3,440	91,298
Mitsubishi Corp.	2,570	99,073
Mitsui & Co. Ltd. ADR	310	93,000
Schneider Elect SA ADR	5,200	76,908
Sensata Technologies Holding NV*	2,100	68,208
Siemens AG ADR	900	98,523
Tata Motor Ltd.	4,100	117,752
Volvo AB ADR	6,330	86,531
10.8% – Total For Industrials		$1,494,197
America Movil, Series L ADR	3,060	70,808

Common Stocks	Shares	Fair Value
BT Group PLC	1,600	60,848
China Mobile (Hong Kong) Ltd.	2,860	167,939
Chunghwa Telecom Co. Ltd.	2,440	78,910
Deutsche Telekom AG	5,950	67,604
France Telecom SA ADR	5,896	65,151
KDDI Corp.	5,700	100,434
Millicom International Cellular SA	600	51,360
MTN Group Ltd. ADR	2,390	51,266
Nippon Telegraph & Telephone Corp. ADR	2,850	59,935
Phillipine Long Distance Telephone Co. ADR	1,000	61,310
SK Telecom Co. Ltd.	6,100	96,563
Telefonica Brasil ADR	4,371	105,166
Telefonica SA ADR	4,849	65,413
Vivendi	3,504	79,926
Vodafone Group PLC ADR	5,000	125,950
9.5% – Total For Telecommunication Services		$1,308,583
AEON Co. Ltd.	4,800	54,816
Carrefour SA	11,909	61,331
Coca-Cola Amatil Ltd. ADR	2,380	66,830
Coca-Cola Enterprises FEMSA SA ADR	650	96,876
Danone Sponsored ADR	6,073	81,317
Koninklijke Ahold NV ADR	5,300	72,080
L'Oreal ADR	2,120	59,318
Nestle SA ADR	4,140	269,804
Reckitt Benckiser Group PLC	6,800	87,176
Tesco PLC ADR	3,440	57,035
Unilever NV (Netherlands)	1,360	52,088
Unilever PLC	5,730	221,866
Wal-Mart De Mexico SA ADR	4,000	131,120
9.5% – Total For Consumer Staples		$1,311,657
Adidas AG ADR	2,000	89,600
Arcos Dorados Holdings Inc.	4,800	57,408
Carnival PLC ADR	2,160	83,700
Daimler AG	1,950	107,192
Hennes & Mauritz AB ADR	14,300	98,813
Honda Motor Co. Ltd. ADR	1,940	71,664

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Magna International Inc.	2,500	125,050
Marks & Spencer Group PLC	5,000	62,300
Naspers Ltd.	1,300	84,500
Net Servicos De Comunicacao SA ADR*	5,800	77,140
Sony Corp. ADR	5,730	64,176
Toyota Motor Corp. ADR	2,510	234,057
VolkswAGen AG ADR	1,720	74,768
8.9% – Total For Consumer Discretionary		$1,230,368
BG Group PLC ADR	3,350	55,978
BP PLC ADR	2,270	94,523
CNOOC Ltd.	360	79,200
Ecopetrol SA ADR	1,000	59,670
Encana Corp.	2,800	55,328
Eni S.P.A. ADR	1,770	86,978
Gazprom Oao ADR	5,660	55,072
Pacific Drilling SA*	6,400	60,416
Petrochina Ltd. ADR	1,110	159,596
Petroleo Brasileiro ADR	2,420	47,117
Royal Dutch Shell PLC, Class B ADR	3,660	259,457
SeaDrill Ltd.	1,700	62,560
Statoil ASA	5,200	130,208
Suncor Energy Inc.	2,100	69,258
Total SA ADR	2,900	150,829
10.3% – Total For Energy		$1,426,190
Allianz AG	5,400	74,628
Australia and New Zealand Banking Group Ltd.	3,440	90,678
Banco Bradesco ADR	4,681	81,309
Banco De Chile	892	86,078
Banco Santander Central Hispano, SA	7,341	59,976
Bank of Montreal	1,240	76,012
Bank of Nova Scotia	1,070	61,932
Barclays PLC ADR	6,350	109,982
BNP Paribas ADR	3,390	99,022
Cheung Kong Holdings Ltd. ADR	5,050	78,376
Credit Suisse Group ADR	3,579	87,900
Deutsche Boerse AG	8,100	50,058
HDFC Bank Ltd. ADR	2,700	109,944

Common Stocks	Shares	Fair Value
HSBC Holdings PLC ADR	3,370	178,846
Icici Bank Ltd. ADR	1,760	76,754
Industrial and Commercial Bank of China Ltd.	16,050	232,404
Itau Unibanco Holding SA ADR	3,102	51,059
KB Financial Group Inc. ADR*	1,296	46,526
Macquarie Group Ltd. ADR	2,000	75,200
Manulife Financial Corp.	4,420	60,068
Mitsubishi Estate Co. Ltd. ADR	4,000	95,760
Mitsubishi UFJ Financial Group Inc. ADR	14,900	80,758
National Australia Bank Ltd. ADR	6,040	159,214
ORIX Corp. ADR	1,750	99,120
Prudential PLC ADR	3,900	111,345
Royal Bank of Canada	920	55,476
Sumitomo Corp. ADR	9,380	120,627
Sumitomo Mitsui Financial Group Inc.	12,920	94,833
Sun Hung Kai Properties Ltd. ADR	5,450	83,603
Tokio Marine Holdings Inc. ADR	3,660	101,894
Toronto Dominion Bank	900	75,897
United Overseas Bank Ltd. ADR	2,455	80,647
Westpac Banking Corp. Ltd. ADR	650	89,641
Zurich Insurance Group ADR	3,240	86,832
22.6% – Total For Financial Services		$3,122,399
Astellas Pharma Inc. ADR	1,300	58,305
Astrazeneca PLC ADR	2,700	127,629
Bayer AG ADR	1,900	182,248
Dr. Reddy's Laboratories Ltd.	2,240	74,570
Fresenius Medical Care ADR	1,800	61,740
Novartis AG ADR	2,480	156,984
Novo Nordisk ADR	450	73,444
Roche Holdings Ltd. ADR	3,760	189,880
Shire PLC ADR	1,120	103,242
Takeda Pharmaceutical Co. Ltd.	1,820	40,404
Teva Pharmaceuticals	3,770	140,772
8.7% – Total For Health Care		$1,209,218
ASML Holding NV	1,163	74,886
Baidu.Com*	600	60,174

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2012

Common Stocks	Shares	Fair Value
Check Point Software Technologies Ltd.*	1,720	81,941
Ericsson	8,050	81,305
Mercadolibre Inc.	710	55,771
Radware Ltd.*	2,000	66,000
SAP AG	1,450	116,551
Siliconware Precision Industries Co. ADR	13,300	71,022
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,560	95,410
United Microelectronics ADR	24,230	48,218
5.4% – Total For Information Technology		$751,278
E.On AG ADR	3,140	58,985
Electricite de France	14,200	52,682
Enel Spa ADR	11,800	48,852
Enersis SA ADR	6,630	120,799
Iberdrola SA ADR	3,578	76,283
2.5% – Total For Utilities		$357,601
Total Common Stocks 98.1%		$13,578,780
(Identified Cost $11,866,809)
Cash Equivalents
First American Government Obligation Fund, Class Z**	188,155	188,155
Total Cash Equivalents 1.4%		$188,155
(Identified Cost $188,155)
Total Portfolio Value 99.5%		$13,766,935
(Identified Cost $12,054,964)
Other Assets in Excess of Liabilities 0.5%		$63,630
Total Net Assets 100.0%		$13,830,565
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2012

Fixed Income Securities – Bonds	Face	Fair Value
Corporate Bonds:
Allstate Corp. Senior Unsecured Notes, 7.450% Due 05/16/2019	1,540,000	2,019,510
AON Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	2,445,000	2,576,773
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	970,000	1,106,978
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	630,000	680,329
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,165,231
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	387,000	447,464
BB&T Corp. Subordinated Notes, 5.625% Due 09/15/2016	1,500,000	1,723,549
Citigroup Inc. Subordinated Notes, 5.000% Due 09/15/2014	2,155,000	2,268,178
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,662,973
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,498,158
Fifth Third Bancorp Senior Unsecured Notes, 3.625% Due 01/25/2016	1,000,000	1,068,425
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	319,000	354,235
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,500,000	1,710,253
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,397,032
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	2,660,000	3,098,924
Legg Mason Senior Unsecured Notes 144A, 5.500% Due 05/21/2019*	2,625,000	2,829,900
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/2019	1,505,000	1,702,125
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	514,000	641,257
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017*	1,000,000	1,195,430
PNC Funding Corp. Bank Guarantee Notes, 5.250% Due 11/15/2015	2,567,000	2,870,178
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	485,000	560,491

Fixed Income Securities – Bonds	Face	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,500,416
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	480,825
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	70,000	78,778
Wachovia Bank NA Subordinated Notes, 5.625% Due 10/15/2016	3,000,000	3,439,587
Wachovia Bank NA Subordinated Notes, 6.000% Due 11/15/2017	220,000	263,819
Wells Fargo Bank NA Subordinated Notes, 5.750% Due 05/16/2016	380,000	431,440
20.4% – Total For Corporate Bonds: Bank and Finance		$41,772,258
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,197,190
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	936,847
Burlington Northern Santa Fe Senior Unsecured Notes, 4.700% Due 10/01/2019	1,063,000	1,225,381
Burlington Northern Santa Fe Senior Unsecured Notes, 5.650% Due 05/01/2017	1,585,000	1,865,715
Eaton Corp. Senior Unsecured Notes 144A, 2.750% Due 11/02/2022*	1,000,000	996,914
Emerson Electric Corp. Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,958,330
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	3,000,000	3,348,138
General Electric Capital Corp. Senior Unsecured Notes, 5.400% Due 02/15/2017	1,500,000	1,726,768
IBM Corp. Senior Unsecured Notes, 7.625% Due 10/15/2018	2,260,000	3,022,368
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	560,000	636,450
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	3,008,000	3,395,412
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,165,000	1,288,756

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2012

Fixed Income Securities – Bonds	Face	Fair Value
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,831,662
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,000,000	1,218,926
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,477,322
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	145,920
Potash Corp. of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,007,007
Potash Corp. of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/2014	1,000,000	1,062,110
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,150,118
United Technologies Corp. Senior Notes, 5.375% Due 12/15/2017	1,340,000	1,594,501
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,901,232
Williams Partners LP Senior Unsecured Notes, 3.800% Due 02/15/2015	2,443,000	2,583,196
20.8% – Total For Corporate Bonds: Industrial		$42,570,263
AT&T Inc. Senior Unsecured Notes, 1.400% Due 12/01/2017	2,540,000	2,540,478
Duke Energy Carolinas First Mortgage, 5.750% Due 11/15/2013	527,000	550,690
Duke Energy Corp. Senior Unsecured Notes, 6.300% Due 02/01/2014	2,475,000	2,622,819
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	798,000	800,804
Georgia Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	1,000,000	1,130,230
GTE Corp. Senior Unsecured Notes, 6.940% Due 04/15/2028	35,000	46,683
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,352,690
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	366,485
National Rural Utilities Collateral Trust, 5.450% Due 04/10/2017	1,810,000	2,122,504

Fixed Income Securities – Bonds	Face	Fair Value
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	384,469
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,487,369
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	1,871,000	2,125,177
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,000,000	3,791,355
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	956,046
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,221,000	2,597,311
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,213,315
11.7% – Total For Corporate Bonds: Utilities		$24,088,425
United States Government Treasury Obligations
United States Treasury Note, 2.125% Due 11/30/2014	7,000,000	7,248,283
United States Treasury Note, 3.125% Due 02/15/2042	5,500,000	5,750,937
United States Treasury Note, 4.375% Due 11/15/2039	4,640,000	6,036,352
9.2% – Total For United States Government Treasury Obligations		$19,035,572
Government Agency Obligations
FFCB, 4.150% Due 03/25/2015	778,000	844,409
FHLMC Agency Note, 1.000% Due 07/25/2017	2,500,000	2,506,907
FNMA Notes, 2.000% Due 06/28/2016	3,240,000	3,266,124
FNMA Notes Step Up Coupon, 1.500% Due 04/18/2016	2,750,000	2,758,506
4.6% – Total For United States Government Agency Obligations		$9,375,946
Government Agency Obligations – Mortgage Backed Securities
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	1,569,812	1,720,030
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	752,749	836,603
FHLMC CMO Series 3098 Class KE, 5.500% Due 09/15/2034	1,182,113	1,228,520

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2012

Fixed Income Securities – Bonds	Face	Fair Value
FHLMC CMO Series 3287 Class GC, 5.500% Due 08/15/2034	33,551	33,631
FHLMC CMO Series 3499 Class PA, (6.500% 30 Year Collateral) 4.500% Due 08/15/2036	2,169,562	2,281,295
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	4,892,540	5,062,238
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	3,163,020	3,219,122
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	5,369	6,653
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	2,611,070	2,808,445
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	5,479,878	6,042,257
FHLMC Partner Certificate Pool 780439, 2.473% Due 04/01/2033	208,370	221,354
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	1,788,875	1,848,172
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	2,673	2,995
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	655,105	731,854
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	469,525	510,326
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	5,059,536	5,427,598
FNMA Partner Certificate Pool AK9456, 3.000% Due 03/01/2032	6,216,985	6,543,668
GNMA II Pool 2945, 7.500% Due 07/20/2030	10,029	12,251
GNMA II Pool 4187, 5.500% Due 07/20/2038	216,703	229,207
GNMA Pool 2658, 6.500% Due 10/20/2028	52,695	62,502
GNMA Pool 780400, 7.000% Due 12/15/2025	6,675	7,869
GNMA Pool 780420, 7.500% Due 08/15/2026	3,779	4,106
GNMA Pool 781397, 5.500% Due 02/15/2017	50,427	53,988
19.0% – Total For Government Agency Obligations – Mortgage Backed Securities		$38,894,684

Fixed Income Securities – Bonds	Face	Fair Value
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	239,742
0.1% – Total Certificates of Deposit		$239,742
Taxable Municipal Bonds
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, Federally Taxable, 6.249% Due 07/01/2020	1,000,000	1,164,740
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, Federally Taxable, 7.439% Due 07/01/2030	2,125,000	2,422,755
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, Federally Taxable, 7.589% Due 07/01/2037	2,500,000	2,850,050
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,664,066
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,389,400
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,878,970
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,523,335
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,038,085
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,000,000	1,026,370
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,777,570
10.1% – Total For Taxable Municipal Bonds		$20,735,341

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2012

Fixed Income Securities – Bonds	Face	Fair Value
Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	1,485,000	1,707,334
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	965,000	1,112,404
1.4% – Total For Non-Taxable Municipal Bonds		$2,819,738
Total Fixed Income Securities – Bonds 97.3%		$199,531,969
(Identified Cost $186,395,041)

Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	3,974,708	3,974,708
Total Cash Equivalents 1.9%		$3,974,708
(Identified Cost $3,974,708)
Total Portfolio Value 99.2%		$203,506,677
(Identified Cost $190,369,749)
Other Assets in Excess of Liabilities 0.8%		$1,630,889
Total Net Assets 100%		$205,137,566
*	144A Restricted Security. The total value of such securities as of December 31, 2012 was $5,022,244 and represented 2.5% of net assets.
-	Legg Mason Bond, Lot 1, purchased on July 23, 2012, for $1,980,852; price on December 31, 2012 was $107.806
-	Legg Mason Bond, Lot 2, purchased on August 7, 2012, for $785,754; price on December 31, 2012 was $107.806.
-	Northern Trust Company Bond was purchased on May 11, 2010, for $1,094,630; price on December 31, 2012 was $119.543.
-	Eaton Corporation Bond was purchased on November 14, 2012, for $996,640; price on December 31, 2012 was $99.691.
**	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2012

Municipal Income Securities – Bonds	Face	Fair Value
Cincinnati Ohio GO, 5.000% Due 12/01/2017	75,000	84,755
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	94,877
Gahanna Ohio GO (AMBAC Insured), 5.000% Due 12/01/2018	400,000	446,724
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	425,610
Mentor Ohio GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	156,569
Vandalia Ohio GO Limited Bond, 5.250% Due 12/01/2018	500,000	541,750
Westerville Ohio GO Limited, 1.750% Due 12/01/2014	100,000	102,583
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	445,000	516,142
5.4% – Total For General Obligation – City		$2,369,010
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	505,309
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	181,661
Harris County Texas GO Limited, 5.750% Due 10/01/2025	200,000	253,006
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	282,361
2.8% – Total For General Obligation – County		$1,222,337
Ohio GO, 4.500% Due 05/01/2019	500,000	527,815
Ohio GO, 5.000% Due 03/01/2015	385,000	387,918
Ohio GO Common Schools – Series C, 5.000% Due 03/15/2017	120,000	123,977
Ohio GO Unlimited, 3.000% Due 09/01/2014	450,000	469,395
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	230,302
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	1,010,172
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	424,516
7.2% – Total For General Obligation – State		$3,174,095

Municipal Income Securities – Bonds	Face	Fair Value
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	358,233
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	312,555
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	263,809
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	274,995
Florida State Board of Governors Florida State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	689,718
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	577,550
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	203,290
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,164,186
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	122,474
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 2.500% Due 05/01/2013	125,000	125,524
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	101,593
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	166,035
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	179,146
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	295,015
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	181,920

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2012

Municipal Income Securities – Bonds	Face	Fair Value
Ohio State University Revenue, 4.000% Due 12/01/2015	740,000	813,556
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	163,138
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	593,590
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	349,542
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	291,510
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	365,601
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	325,158
University of Cincinnati – University Center Project Certificate of Participation, 5.000% Due 06/01/2022	400,000	432,196
19.1% – Total For Higher Education		$8,350,334
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	377,096
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,080,625
Hamilton County Ohio Hospital Facilities Revenue – Cincinnati Children's Hospital, 5.250% Due 05/15/2021	750,000	777,255
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	553,860
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	354,183
Montgomery County Ohio Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	206,486
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	487,680
8.8% – Total For Hospital/Health Bonds		$3,837,185

Municipal Income Securities – Bonds	Face	Fair Value
Ohio Municipal Generation Agency (AMBAC Insured), 5.000% Due 02/15/2017	325,000	340,925
0.8% – Total For Revenue Bonds – Electric		$340,925
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	106,637
Cleveland Ohio Parking Facility – Escrowed to Maturity (AGM Insured), 4.000% Due 09/15/2015	50,000	54,739
Fulton County Georgia Public Purpose Project Certificates of Participation, 5.000% Due 11/01/2015	180,000	197,937
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	320,379
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	218,952
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	870,924
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	542,050
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	108,089
Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	342,969
6.3% – Total For Revenue Bonds – Facility		$2,762,676
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	443,924
Green County Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	162,338
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	557,490
Mason Ohio Sewer System Revenue (MBIA Insured), 4.850% Due 12/01/2024	340,000	361,325
North Texas Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	498,116

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2012

Municipal Income Securities – Bonds	Face	Fair Value
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	277,173
Toledo Ohio Waterworks Revenue, 3.000% Due 11/15/2025	170,000	171,445
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	416,702
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	341,350
7.4% – Total For Revenue Bonds – Water & Sewer		$3,229,863
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	167,183
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	115,016
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	246,230
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	425,456
Florida Board of Education Lottery Revenue, 5.000% Due 07/01/2014	250,000	267,007
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020	300,000	361,320
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	361,599
Ohio Major New Street Infrastructure Project Revenue, 3.000% Due 12/15/2014	200,000	209,916
Vandalia Ohio Bond Anticipation Notes – Land Acquisition Revenue, 0.750% Due 08/15/2013	250,000	250,015
5.5% – Total For Other Revenue Bonds		$2,403,742
Barberton Ohio CSD GO, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	340,110
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	518,400
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	329,339
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	324,324

Municipal Income Securities – Bonds	Face	Fair Value
Cincinnati Ohio CSD GO (FGIC Insured), 5.000% Due 12/01/2014	225,000	243,306
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	122,085
Columbus Ohio CSD GO, 5.000% Due 12/01/2020	150,000	179,127
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	190,776
Delaware Ohio CSD, GO (MBIA Insured), 5.000% Due 12/01/2020	250,000	265,958
Fairbanks Ohio LSD GO Unlimited, 1.000% Due 12/01/2014	105,000	105,596
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	512,421
Garrett-Keyser-Butler Indiana Middle School Building Corp. First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	293,976
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	386,446
Jackson Ohio Local SD Stark and Summit Counties GO Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	318,567
Keller Texas Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	297,678
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	323,949
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	460,598
Kings Local Ohio SD, 6.400% Due 12/01/2013	150,000	157,460
Knox County Kentucky SD Finance Corp. Revenue Bond, 2.000% Due 12/01/2019	360,000	364,421
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	268,187
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	139,194
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	107,075

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2012

Municipal Income Securities – Bonds	Face	Fair Value
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	539,571
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	175,082
Marion County Kentucky SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	139,233
Marshall County Kentucky SD Finance Corp. School Building Revenue, 3.000% Due 03/01/2015	250,000	260,757
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	184,143
Mason Ohio CSD (FGIC Insured), 5.000% Due 12/01/2015	135,000	152,141
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	166,847
Medina Ohio CSD GO, 5.000% Due 12/01/2023	280,000	305,530
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	155,503
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	277,725
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020	200,000	237,144
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	104,419
South Vermillion Indiana School Building Corp. First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	383,287
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	375,100
St. Marys Ohio SD School Facilities Construction and Improvement GO, 5.000% Due 12/01/2013	200,000	207,828
Sycamore Ohio Community SD GO, 4.375% Due 12/01/2018	400,000	451,124
Sycamore Ohio Community Unlimited GO, 5.375% Due 12/01/2013	125,000	130,644
Vermillion Ohio LSD Certificates of Participation, 2.000% Due 12/01/2014	100,000	102,537
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	269,942

Municipal Income Securities – Bonds	Face	Fair Value
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	200,140
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	328,986
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	263,182
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	557,023
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	173,614
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	236,210
28.8% – Total For School District		$12,626,705
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	494,617
Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	185,073
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	212,679
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	157,500
2.4% – Total For State Agency		$1,049,869
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	75,000	79,150
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	320,000	336,003
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	135,000	142,910
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	310,000	336,384

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2012

Municipal Income Securities – Bonds	Face	Fair Value
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	325,000	341,539
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	295,000	304,921
3.5% – Total For Housing		$1,540,907
Total Municipal Income Securities – Bonds 98.0%		$42,907,648
(Identified Cost $40,375,430)

Cash Equivalents	Shares
Federated Ohio Municipal Cash Trust Money Market Fund*	484,763	484,763
Total Cash Equivalents 1.1%		$484,763
(Identified Cost $484,763)
Total Portfolio Value 99.1%		$43,392,411
(Identified Cost $40,860,193)
Other Assets in Excess of Liabilities 0.9%		$395,232
Total Net Assets 100.0%		$43,787,643
*	Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.02%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund
Assets:
Investment Securities at Fair Value*	$90,109,441	$44,997,084	$32,600,562
Dividends and Interest Receivable	39,366	34,956	26,446
Fund Shares Sold Receivable	52,848	23,173	7,982
Total Assets	$90,201,655	$45,055,213	$32,634,990
Liabilities:
Accrued Management Fees	$75,541	$38,094	$27,593
Fund Shares Redeemed Payable	3,346	580	841
Total Liabilities	$78,887	$38,674	$28,434
Net Assets	$90,122,768	$45,016,539	$32,606,556
Net Assets Consist of:
Paid in Capital	$77,257,366	$43,681,106	$31,824,156
Accumulated Net Realized Gain (Loss) from Security Transactions	447,382	(4,452,877)	(3,475,331)
Net Unrealized Gain On Investments	12,418,020	5,788,310	4,257,731
Net Assets	$90,122,768	$45,016,539	$32,606,556
Shares Outstanding (Unlimited Amount Authorized)	4,743,364	1,842,624	1,028,798
Offering, Redemption and Net Asset Value Per Share	$19.00	$24.43	$31.69
*Identified Cost of Investment Securities	$77,691,421	$39,208,774	$28,342,831

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$11,000,142	$13,766,935	$203,506,677	$43,392,411
Cash & Cash Equivalents	12,200	—	—	—
Dividends and Interest Receivable	34,767	20,257	1,715,093	338,287
Fund Shares Sold Receivable	513	55,420	79,210	435,000
Total Assets	$11,047,622	$13,842,612	$205,300,980	$44,165,698
Liabilities:
Accrued Management Fees	$9,160	$11,428	$146,646	$23,862
Fund Shares Redeemed Payable	34	619	16,768	354,193
Total Liabilities	$9,194	$12,047	$163,414	$378,055
Net Assets	$11,038,428	$13,830,565	$205,137,566	$43,787,643
Net Assets Consist of:
Paid in Capital	$7,126,540	$12,670,210	$192,000,638	$41,255,425
Accumulated Undistributed Net Investment Income (Loss)	—	(26,604)	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	25,122	(525,012)	—	—
Net Unrealized Gain on Investments	3,886,766	1,711,971	13,136,928	2,532,218
Net Assets	$11,038,428	$13,830,565	$205,137,566	$43,787,643
Shares Outstanding (Unlimited Amount Authorized)	785,751	622,070	11,808,658	2,503,738
Offering, Redemption and Net Asset Value Per Share	$14.05	$22.23	$17.37	$17.49
*Identified Cost of Investment Securities	$7,113,376	$12,054,964	$190,369,749	$40,860,193

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2012

STATEMENTS OF OPERATIONS

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund
	Year Ended 12/31/2012	Year Ended 12/31/2012	Year Ended 12/31/2012
Investment Income:
Interest	$448	$161	$33
Dividends	2,118,125	781,037	817,269
Total Investment Income	$2,118,573	$781,198	$817,302
Expenses:
Gross Management Fee	$812,639	$495,574	$328,367
Net Expenses	$812,639	$495,574	$328,367
Net Investment Income	$1,305,934	$285,624	$523,955
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$2,534,450	$2,988,418	$2,067,799
Net Change in Unrealized Gain/Loss on Investments	7,528,896	2,742,529	2,653,297
Net Gain on Investments	$10,063,347	$5,730,947	$4,721,096
Net Change in Net Assets from Operations	$11,369,281	$6,016,571	$5,210,031

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2012

STATEMENTS OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2012	Year Ended 12/31/2012	Year Ended 12/31/2012	Year Ended 12/31/2012
Investment Income:
Interest	$42	$—	$6,615,147	$1,348,217
Dividends	247,667	394,092*	—	—
Total Investment Income	$247,709	$394,092	$7,672,581	$1,348,217
Expenses:
Gross Management Fee	$105,960	$174,510	$2,003,325	$417,160
Management Fee Waiver (See Note #4)	—	(49,861)	(300,499)	(146,006)
Net Expenses	$105,960	$124,649	$1,702,826	$271,154
Net Investment Income . . . . . .	$141,749	$269,443	$4,912,321	$1,077,063
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$825,276	$(268,502)	$3,358,457	$108,199
Net Change in Unrealized Gain/Loss on Investments	499,856	1,928,656	343,381	299,159
Net Gain on Investments	$1,325,132	$1,660,154	$3,701,838	$407,358
Net Change in Net Assets from Operations	$1,466,881	$1,929,597	$8,614,159	$1,484,421
*	Net of foreign tax withholdings of $55,927.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Disciplined Mid-Cap Fund
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Operations:
Net Investment Income (Loss)	$1,305,934	$1,010,620	$285,624	$286,447	$488,935	$(2,736)
Net Realized Gain from Security Transactions	2,534,450	3,968,487	2,988,418	1,644,985	2,067,799	5,324,319
Net Change in Unrealized Gain/Loss on Investments	7,528,896	(3,371,518)	2,742,529	(2,648,363)	2,653,297	(9,233,704)
Net Change in Net Assets from Operations	$11,369,281	$1,607,589	$6,016,571	$(716,931)	$5,210,031	$(3,912,121)
Distributions to Shareholders:
Net Investment Income	$(1,344,898)	$(1,011,492)	$(293,292)	$(333,171)	$(521,636)	$(21,448)
Net Realized Gain from Security Transactions	(3,174,322)	—	—	—	—	—
Net Change in Net Assets from Distributions	$(4,519,220)	$(1,011,492)	$(293,292)	$(333,171)	$(521,636)	$(21,448)
Capital Share Transactions:
Proceeds From Sale of Shares	$17,117,719	$17,072,451	$2,865,976	$2,853,394	$1,891,023	$1,250,858
Assets Acquired From:
Dynamic Growth Fund	—	—	—	8,518,040 **	—	—
Disciplined Large-Cap Fund	—	—	—	7,480,269 **	—	—
Shares Issued on Reinvestment of Distributions	3,669,121	411,862	183,122	202,782	176,915	8,207
Cost of Shares Redeemed	(7,013,194)	(6,907,302)	(14,890,558)	(7,016,142)	(7,084,897)	(8,846,512)
Net Change in Net Assets from Capital Share Transactions	$13,773,646	$10,577,011	$(11,841,460)	$12,038,343	$(5,016,959)	$(7,587,447)
Net Change in Net Assets	$20,623,706	$11,173,108	$(6,118,181)	$10,988,241	$(328,564)	$(11,521,016)
Net Assets at Beginning of Year	$69,499,062	$58,325,954	$51,134,720	$40,146,479	$32,935,120	$4,456,136
Net Assets at End of Year	$90,122,768	$69,499,062	$45,016,539	$51,134,720	$32,606,556	$32,935,120
Including accumulated net investment income (loss) of	$—	$38,163	$—	$—	$—	$—
**	See Note 11.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Operations:
Net Investment Income	$141,749	$102,734	$269,443	$253,436	$4,912,321	$5,918,250	$1,077,063	$978,888
Net Realized Gain (Loss) from Security Transactions	825,276	71,948	(268,502)	(256,509)	3,358,457	1,993,516	108,199	(4,227)
Net Change in Unrealized Gain/Loss on Investments	499,856	561,928	1,928,656	(1,957,705)	343,381	4,917,081	299,159	1,742,578
Net Change in Net Assets from Operations .	$1,466,881	$736,610	$1,929,597	$(1,960,778)	$8,614,159	$12,828,847	$1,484,421	$2,717,239
Distributions to Shareholders:
Net Investment Income	$(170,676)	$(178,282)	$(288,263)	$(248,384)	$(5,461,103)	$(5,966,926)	$(1,079,030)	$(988,466)
Net Realized Gain from Security Transactions	(767,239)	—	—	(96,716)	(2,821,281)	(1,965,696)	(102,107)	—
Return of Capital	—	—	—	(3,188)	—	(32,841)	—	(323)
Net Change in Net Assets from Distributions	$(937,915)	$(178,282)	$(288,263)	$(348,288)	$(8,282,384)	$(7,965,463)	$(1,181,137)	$(988,789)
Capital Share Transactions:
Proceeds From Sale of Shares	$762,932	$2,757,530	$2,143,761	$4,543,297	$38,523,433	$27,919,187	$15,586,128	$10,106,503
Shares Issued on Reinvestment of Distributions	807,058	39,911	137,783	218,835	3,751,641	3,084,730	131,145	23,734
Cost of Shares Redeemed	(655,477)	(466,393)	(1,180,426)	(1,121,795)	(29,944,191)	(26,747,739)	(11,291,988)	(5,687,779)
Net Change in Net Assets from Capital Share Transactions.	$914,513	$2,331,048	$1,101,118	$3,640,337	$12,330,883	$4,256,178	$4,425,285	$4,442,458
Net Change in Net Assets	$1,443,479	$2,889,376	$2,742,452	$1,331,271	$12,662,658	$9,119,562	$4,728,569	$6,170,908
Net Assets at Beginning of Year	$9,594,949	$6,705,573	$11,088,113	$9,756,842	$192,474,908	$183,355,346	$39,059,074	$32,888,166
Net Assets at End of Year	$11,038,428	$9,594,949	$13,830,565	$11,088,113	$205,137,566	$192,474,908	$43,787,643	$39,059,074
Including accumulated net investment income (loss) of	$—	$—	$(26,604)	$(10,800)	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008
Net Asset Value Beginning of Year	$17.33	$17.14	$15.66	$13.07	$18.58
Operations:
Net Investment Income	0.29	0.25	0.25	0.24	0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	2.38	0.19	1.48	2.59	(5.51)
Total Operations	$2.67	$0.44	$1.73	$2.83	$(5.35)
Distributions:
Net Investment Income	$(0.30)	(0.25)	(0.25)	(0.23)	(0.16)
Net Realized Capital Gains	$(0.70)	—	—	(0.01)	—
Total Distributions	$(1.00)	$(0.25)	$(0.25)	$(0.24)	$(0.16)
Net Asset Value End of Year	$19.00	$17.33	$17.14	$15.66	$13.07
Total Return(a)	15.48%	2.59%	11.05%	21.66%	(28.75%)
Net Assets, End of Year (Millions)	$90.12	$69.50	$58.33	$49.74	$35.14
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.61%	1.58%	1.65%	1.85%	1.64%
Average Net Assets after Waiver	1.61%	1.58%	1.65%	1.85%	1.66%
Portfolio Turnover Rate	35.15%	53.70%	42.37%	48.23%	56.47%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008
Net Asset Value Beginning of Year	$21.70	$22.51	$20.85	$16.85	$26.35
Operations:
Net Investment Income	0.16	0.12	0.17	0.15	0.17
Net Gains (Losses) on Securities (Realized & Unrealized)	2.73	(0.79)	1.65	3.98	(9.50)
Total Operations	$2.89	$(0.67)	$1.82	$4.13	$(9.33)
Distributions:
Net Investment Income	(0.16)	(0.14)	(0.16)	(0.13)	(0.17)
Return of Capital	—	—	—	—	(0.00	)(a)
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.16)	$(0.14)	$(0.16)	$(0.13)	$(0.17)
Net Asset Value End of Year	$24.43	$21.70	$22.51	$20.85	$16.85
Total Return(b)	13.33%	(2.97%)	8.74%	24.52%	(35.41%)
Net Assets, End of Year (Millions)	$45.02	$51.13	$40.15	$40.88	$32.56
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.58%	0.73%	0.75%	0.84%	0.69%
Average Net Assets after Waiver	0.58%	0.73%	0.75%	0.84%	0.71%
Portfolio Turnover Rate	49.03%	68.21%	48.73%	76.77%	85.40%

(a)	Distributions from return of capital amounted to less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	For part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008
Net Asset Value Beginning of Year	$27.64	$30.74	$24.06	$15.45	$30.70
Operations:
Net Investment Income	0.48	0.00	0.18	0.10	0.15
Net Gains (Losses) on Securities (Realized & Unrealized)	4.08	(3.08)	6.68	8.61	(15.22)
Total Operations	$4.56	$(3.08)	$6.86	$8.71	$(15.07)
Distributions:
Net Investment Income	(0.51)	—	(0.18)	(0.10)	(0.15)
Return of Capital	—	(0.02)	—	—	(0.03)
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.51)	$(0.02)	$(0.18)	$(0.10)	$(0.18)
Net Asset Value End of Year	$31.69	$27.64	$30.74	$24.06	$15.45
Total Return(a)	16.54%	(10.03%)	28.52%	56.39%	(49.07%)
Net Assets, End of Year (Millions)	$32.61	$32.94	$44.46	$39.47	$30.91
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.49%	0.01%	0.61%	0.53%	0.46%
Average Net Assets after Waiver	1.49%	0.01%	0.61%	0.53%	0.48%
Portfolio Turnover Rate	97.80%	94.32%	100.98%	115.74%	110.80%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008
Net Asset Value Beginning of Year	$13.32	$12.54	$10.92	$9.30	$16.01
Operations:
Net Investment Income	0.21	0.32	0.16	0.28	0.28
Net Return of Capital	—	—	0.10	0.06	0.07
Net Gains (Losses) on Securities (Realized & Unrealized)	1.81	0.71	2.59	1.65	(6.31)
Total Operations	$2.02	$1.03	$2.85	$1.99	$(5.96)
Distributions:
Net Investment Income	(0.24)	(0.25)	(0.29)	(0.28)	(0.28)
Return of Capital	—	—	—	(0.09)	(0.12)
Net Realized Capital Gains	(1.05)	—	(0.94)	—	(0.35)
Total Distributions	$(1.29)	$(0.25)	$(1.23)	$(0.37)	$(0.75)
Net Asset Value End of Year . .	$14.05	$13.32	$12.54	$10.92	$9.30
Total Return(a)	15.28%	8.25%	26.46%	22.34%	(38.47%)
Net Assets, End of Year (Millions)	$11.04	$9.59	$6.71	$7.46	$6.75
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.34%	1.10%	1.41%	3.17%	2.21%
Average Net Assets after Waiver	1.34%	1.10%	1.41%	3.17%	2.23%
Portfolio Turnover Rate	25.78%	3.19%	0.00%	6.19%	3.31%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31				Period Ended December 31, 2008**
	2012	2011	2010	2009
Net Asset Value Beginning of Period	$19.44	$23.50	$21.47	$16.12	$15.00
Operations:
Net Investment Income (Loss)	0.44	0.46	0.26	0.20	(0.01)
Net Gains (Losses) on Securities (Realized & Unrealized)	2.82	(3.90)	2.32	5.49	1.13
Total Operations	$3.26	$(3.44)	$2.58	$5.69	$1.12
Distributions:
Net Investment Income	(0.47)	(0.44)	(0.27)	(0.23)	—
Return of Capital	—	(0.01)	—	—	—
Net Realized Capital Gains	—	(0.17)	(0.28)	(0.11)	—
Total Distributions	$(0.47)	$(0.62)	$(0.55)	$(0.34)	$—
Net Asset Value End of Period	$22.23	$19.44	$23.50	$21.47	$16.12
Total Return(a)	16.80%	(14.61%)	12.00%	35.32%	7.47	%(b)
Net Assets, End of Period (Millions)	$13.83	$11.09	$9.76	$6.35	$1.78
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40%	1.40%	1.40%	1.40%	1.33	% (d)
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	0.95	% (d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.77%	1.67%	0.98%	1.36%	(0.98	%) (d)
Average Net Assets after Waiver	2.17%	2.07%	1.38%	1.76%	(0.60	%) (d)
Portfolio Turnover Rate	7.15%	24.16%	19.61%	22.12%	0.00%

**	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008
Net Asset Value Beginning of Year	$17.34	$16.89	$16.59	$16.40	$16.12
Operations:
Net Investment Income	0.43	0.55	0.58	0.61	0.62
Net Gains on Securities (Realized & Unrealized)	0.32	0.64	0.41	0.40	0.36
Total Operations	$0.75	$1.19	$0.99	$1.01	$0.98
Distributions:
Net Investment Income	(0.48)	(0.56)	(0.58)	(0.61)	(0.62)
Return of Capital	—	0.00 (a)	—	—	—
Net Realized Capital Gains	(0.24)	(0.18)	(0.11)	(0.21)	(0.08)
Total Distributions	$(0.72)	$(0.74)	$(0.69)	$(0.82)	$(0.70)
Net Asset Value End of Year	$17.37	$17.34	$16.89	$16.59	$16.40
Total Return(b)	4.37%	7.12%	6.02%	6.27%	6.23%
Net Assets, End of Year (Millions)	$205.14	$192.47	$183.36	$161.58	$118.58
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.30%	3.03%	3.27%	3.66%	3.72%
Average Net Assets after Waiver	2.45%	3.18%	3.42%	3.81%	3.87%
Portfolio Turnover Rate	36.11%	34.41%	29.16%	34.17%	23.99%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008
Net Asset Value Beginning of Year	$17.35	$16.56	$16.68	$16.09	$15.98
Operations:
Net Investment Income	0.45	0.45	0.45	0.47	0.51
Net Gains (Losses) on Securities (Realized & Unrealized)	0.18	0.80	(0.12)	0.59	0.11
Total Operations	$0.63	$1.25	$0.33	$1.06	$0.62
Distributions:
Net Investment Income	(0.45)	(0.46)	(0.45)	(0.47)	(0.51)
Return of Capital	—	0.00 (a)	—	—	—
Net Realized Capital Gains	(0.04)	—	—	—	—
Total Distributions	$(0.49)	$(0.46)	$(0.45)	$(0.47)	$(0.51)
Net Asset Value End of Year	$17.49	$17.35	$16.56	$16.68	$16.09
Total Return(b)	3.67%	7.62%	1.96%	6.61%	3.96%
Net Assets, End of Year (Millions)	$43.79	$39.06	$32.89	$25.22	$14.90
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.23%	2.35%	2.39%	2.63%	2.96%
Average Net Assets after Waiver	2.58%	2.70%	2.74%	2.98%	3.31%
Portfolio Turnover Rate	13.79%	5.49%	5.28%	4.69%	16.95%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The net assets of the Johnson Dynamic Growth Fund and the Johnson Disciplined Large-Cap Fund were merged with the Johnson Growth Fund in a tax-free reorganization on December 16, 2011, and the Dynamic Growth and Disciplined Large-Cap Funds were subsequently closed. See Note 11 for details of the merger. The Johnson Disciplined Small-Cap Fund was liquidated and closed on October 3, 2012, see Note 12. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Disciplined Mid-Cap Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

2)     Security Valuation and Transactions, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

2)     Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2012:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,672,132	$—	$—	$2,672,132
Industrials	13,596,668	—	—	13,596,668
Telecommunication Services	1,673,364	—	—	1,673,364
Consumer Staples	10,324,470	—	—	10,324,470
Consumer Discretionary	5,416,628	—	—	5,416,628
Energy	14,903,440	—	—	14,903,440
Financial Services	11,655,828	—	—	11,655,828
Health Care	9,631,718	—	—	9,631,718
Information Technology	16,877,045	—	—	16,877,045
Utilities	1,581,750			1,581,750
Cash Equivalents	1,776,398	—	—	1,776,398
Total	$90,109,441	$—	$—	$90,109,441

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,100,183	$—	$—	$2,100,183
Industrials	5,201,496	—	—	5,201,496
Consumer Staples	3,159,429	—	—	3,159,429
Consumer Discretionary	4,253,908	—	—	4,253,908
Energy	6,561,589	—	—	6,561,589
Financial Services	4,252,509	—	—	4,252,509
Health Care	6,282,742	—	—	6,282,742
Information Technology	10,238,893	—	—	10,238,893
Utilities	833,625	—	—	833,625
Cash Equivalents	2,112,710			2,112,710
Total	$44,997,084	$—	$—	$44,997,084

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$996,254	$—	$—	$996,254
Industrials	5,774,931	—	—	5,774,931
Telecommunication Services	222,656	—	—	222,656
Consumer Staples	1,277,008	—	—	1,277,008
Consumer Discretionary	6,862,108	—	—	6,862,108
Energy	2,113,185	—	—	2,113,185
Financial Services	5,893,332	—	—	5,893,332
Health Care	2,159,244	—	—	2,159,244
Information Technology	4,256,656	—	—	4,256,656
Utilities	473,141	—	—	473,141
Real Estate Investment Trusts	2,422,337	—	—	2,422,337
Cash Equivalents	149,710	—	—	149,710
Total	$32,600,562	$—	$—	$32,600,562

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

2)     Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts:
Residential	$1,911,054	$—	$—	$1,911,054
Diversified	1,681,123	—	—	1,681,123
Health Care Facilities	1,013,326	—	—	1,013,326
Hotels/Motels	459,054	—	—	459,054
Office	1,259,579	—	—	1,259,579
Industrial	825,458	—	—	825,458
Retail	3,089,574	—	—	3,089,574
Timber	618,355	—	—	618,355
Cash Equivalents	142,619	—	—	142,619
Total	$11,000,142	$—	$—	$11,000,142

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,367,289	$—	$—	$1,367,289
Industrials	1,494,197	—	—	1,494,197
Telecommunication Services	1,308,583	—	—	1,308,583
Consumer Staples	1,311,657	—	—	1,311,657
Consumer Discretionary	1,230,368	—	—	1,230,368
Energy	1,426,190	—	—	1,426,190
Financial Services	3,122,399	—	—	3,122,399
Health Care	1,209,218	—	—	1,209,218
Information Technology	751,278	—	—	751,278
Utilities	357,601	—	—	357,601
Cash Equivalents	188,155	—	—	188,155
Total	$13,766,935	$—	$—	$13,766,935

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$41,772,258	$—	$41,772,258
Industrials	—	42,570,263	—	42,570,263
Utilities	—	24,088,425	—	24,088,425
U.S. Government Treasury Obligations	—	19,035,572	—	19,035,572
U.S. Government Agency Obligations	—	9,375,946	—	9,375,946
U.S. Government Agency Obligations – Mortgage-Backed	—	38,894,684	—	38,894,684
Certificates of Deposit	—	239,742		239,742
Taxable Municipal Bonds	—	20,735,341	—	20,735,341
Non-Taxable Municipal Bonds	—	2,819,738	—	2,819,738
Cash Equivalents	3,974,708	—	—	3,974,708
Total	$3,974,708	$199,531,969	$—	$203,506,677

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

2)     Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,369,010	$—	$2,369,010
General Obligation – County	—	1,222,337	—	1,222,337
General Obligation – State	—	3,174,095	—	3,174,095
Higher Education	—	8,350,334	—	8,350,334
Hospital / Health	—	3,837,185	—	3,837,185
Revenue Bonds – Electric	—	340,925	—	340,925
Revenue Bonds – Facility	—	2,762,676		2,762,676
Revenue Bonds – Water & Sewer	—	3,229,863	—	3,229,863
Other Revenue	—	2,403,742	—	2,403,742
School District	—	12,626,705	—	12,626,705
State Agency	—	1,049,869	—	1,049,869
Housing	—	1,540,907	—	1,540,907
Cash Equivalents	484,763	—	—	484,763
Total	$484,763	$42,907,648	$—	$43,392,411

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2012, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2012.

3)     Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

3)     Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Disciplined Mid-Cap and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no material reclassifications for the year ended December 31, 2012 for any of the Funds.

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2012 as indicated below. The Adviser contractually waived part of the management fees for the Johnson International Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund, as indicated below and intends the contractual fee waivers to be permanent. The Adviser has the right to remove these fee waivers any time after April 30, 2013.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers	Payable as of December 31, 2012
Equity Income Fund	1.00%	None	1.00%	$812,639	$0	$75,541
Growth Fund	1.00%	None	1.00%	495,574	0	38,094
Disciplined Mid-Cap Fund	1.00%	None	1.00%	328,367	0	27,593
Realty Fund	1.00%	None	1.00%	105,960	0	9,160
International Fund	1.40%	0.40%	1.00%	124,649	49,861	11,428
Fixed Income Fund	1.00%	0.15%	0.85%	1,702,826	300,499	146,646
Municipal Income Fund	1.00%	0.35%	0.65%	271,154	146,006	23,862

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $38,000 for the year ended December 31, 2012, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

5)     Related Party Transactions, continued

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2012, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	62.63%	International Fund	51.47%
Growth Fund	36.58%	Fixed Income Fund	82.04%
Disciplined Mid-Cap Fund	65.68%	Municipal Income Fund	96.71%
Realty Fund	74.74%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

From January 1, 2012 through December 31, 2012, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$38,990,435	$27,340,483	$0	$0
Johnson Growth Fund	23,369,725	37,225,961	0	0
Johnson Disciplined Mid-Cap Fund	31,779,789	36,465,430	0	0
Johnson Realty Fund	3,022,826	2,655,377	0	0
Johnson International Fund	1,779,889	879,824	0	0
Johnson Fixed Income Fund	61,889,447	58,638,172	15,911,799	11,989,403
Johnson Municipal Income Fund	10,415,112	5,616,819	0	0

7)     Capital Share Transactions

As of December 31, 2012, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Disciplined Mid-Cap Fund		Johnson Realty Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Shares Sold to Investors	910,038	982,147	120,589	875,002	62,318	40,646	52,029	218,277
Shares Issued on Reinvestment of Dividends	195,866	23,725	7,598	9,328	5,705	297	57,947	3,068
Subtotal	1,105,904	1,005,872	128,187	884,330	68,023	40,943	109,976	221,345
Shares Redeemed	(372,917)	(399,193)	(641,515)	(311,677)	(230,953)	(295,311)	(44,745)	(35,409)
Net Change During Year	732,987	606,679	(513,328)	572,653	(162,930)	(254,368)	65,231	186,936
Shares Outstanding:
Beginning of Year	4,010,377	3,403,698	2,355,952	1,783,299	1,191,728	1,446,096	720,520	534,584
End of Year	4,743,364	4,010,377	1,842,624	2,355,952	1,028,798	1,191,728	785,751	720,520

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

7)     Capital Share Transactions, continued

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	2012	2011	2012	2011	2012	2011
Shares Sold to Investors	101,560	194,808	2,187,996	1,624,465	891,831	599,257
Shares Issued on Reinvestment of Dividends	6,271	11,303	215,323	178,788	7,502	1,395
Subtotal	107,831	206,111	2,403,319	1,803,253	899,333	600,652
Shares Redeemed	(56,084)	(50,913)	(1,696,786)	(1,559,044)	(646,800)	(335,814)
Net Change During Year	51,747	155,198	706,533	244,209	252,533	264,838
Shares Outstanding:
Beginning of Year	570,323	415,125	11,102,125	10,857,916	2,251,205	1,986,367
End of Year	622,070	570,323	11,808,658	11,102,125	2,503,738	2,251,205

8)     Security Transactions

As of December 31, 2012, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$77,705,983	$14,082,579	$1,679,121	$12,403,458
Johnson Growth Fund	39,236,774	6,881,080	1,120,770	5,760,310
Johnson Disciplined Mid-Cap Fund	28,342,328	4,890,122	632,391	4,257,731
Johnson Realty Fund	7,177,364	3,981,465	98,687	3,882,778
Johnson International Fund	12,086,286	2,429,736	749,087	1,680,649
Johnson Fixed Income Fund	190,369,749	13,310,099	173,171	13,136,928
Johnson Municipal Income Fund	40,860,193	2,593,504	61,286	2,532,218

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2011	$1,011,492	$0	$0	$0	$1,011,492
	2012	$1,344,097	$2,558,476	$616,647	$0	$4,519,220
Johnson Growth Fund	2011	$333,171	$0	$0	$0	$333,171
	2012	$293,292	$0	$0	$0	$293,292
Johnson Disciplined Mid-Cap Fund	2011	$21,448	$0	$0	$0	$21,448
	2012	$521,636	$0	$0	$0	$521,636
Johnson Realty Fund	2011	$106,334	$71,948	$0	$0	$178,282
	2012	$141,749	$795,904	$262	$0	$937,915
Johnson International Fund	2011	$248,567	$96,533	$0	$3,188	$348,288
	2012	$288,263	$0	$0	$0	$288,263
Johnson Fixed Income Fund	2011	$5,966,415	$1,428,427	$537,780	$32,841	$7,965,463
	2012	$5,455,925	$2,770,479	$44,374	$11,606	$8,282,384
Johnson Municipal Income Fund	2011	$988,466	$0	$0	$323	$988,789
	2012	$1,077,063	$98,522	$0	$5,552	$1,181,137

As of December 31, 2012, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:			Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
	2016	2017	2018
Johnson Growth Fund	$2,265,876*	$1,738,028	$420,973			$4,424,877
Johnson Disciplined Mid-Cap Fund		$3,475,331				$3,475,331
Johnson International				$221,837	$303,175	$525,012

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

10)    Distributions to Shareholders, continued

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$223,671	$—	$238,273	$12,403,458	$12,865,402
Johnson Growth Fund	—	(4,424,877)	—	5,760,310	1,335,433
Johnson Disciplined Mid-Cap Fund	—	(3,475,331)	—	4,257,731	782,400
Johnson Realty Fund	—	—	29,110	3,882,778	3,911,888
Johnson International Fund	4,718	(525,012)	—	1,680,649	1,160,355
Johnson Fixed Income Fund	—	—	—	13,136,928	13,136,928
Johnson Municipal Income Fund	—	—	—	2,532,218	2,532,218

11)    Merger of the Growth Fund, the Dynamic Growth Fund and Disciplined Large-Cap Fund

The Johnson Growth Fund acquired all of the assets and liabilities of the Johnson Dynamic Growth and Johnson Disciplined Large-Cap Funds in a tax-free reorganization at the close of business on December 16, 2011 pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on October 19, 2011. The acquisition was accomplished by a tax-free exchange of 639,235 shares of the Dynamic Growth Fund (valued at $13.43 per share) and 561,593 shares of the Disciplined Large-Cap Fund (valued at $13.13 per share) for 749,082 shares of the Growth Fund (valued at $21.30 per share). Each share of the Dynamic Growth Fund was exchanged for 0.63028 shares of the Growth Fund, and each share of the Disciplined Large-Cap Fund was exchanged for 0.61643 shares of the Growth Fund. The Dynamic Growth Fund’s net assets, on the day of reorganization, were $8,581,931 including $64,102 of unrealized appreciation, and capital loss carryforwards of $2,743,487, and were combined with the Growth Fund’s net assets. The Disciplined Large-Cap Fund’s net assets, on the day of reorganization, were $7,374,939 including $105,330 of unrealized depreciation, and capital loss carryforwards of $2,029,485, and were combined with the Growth Fund’s net assets. The net assets of the Growth Fund, Dynamic Growth Fund and Disciplined Large-Cap Fund immediately before the acquisition were $34,376,401, 8,581,931 and 7,374,939, respectively. The combined net assets immediately after the acquisition were $50,333,271 for 2,362,996 shares outstanding.

Of the capital loss carryforwards mentioned above, $1,207,674 of the Dynamic Growth Fund’s carryforwards and $709,674 of the Disciplined Large-Cap Fund’s carryforwards are limited under IRC Section 382 and will not be available for use in the future by the Growth Fund.

12)    Liquidation of the Disciplined Small-Cap Fund

The Board of the Trust voted to liquidate the Johnson Disciplined Small-Cap Fund on October 3, 2012. This liquidation was carefully considered by the Board and came as a recommendation by the Adviser. After an extensive review of the Fund, the Board believed it to be in the best interest of the shareholders to liquidate the Fund. The Fund had not been able to achieve a significant enough size to provide the necessary scale for an efficient operating structure of the Fund.

DISCLOSURE OF EXPENSES
December 31, 2012 (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2012 and held through December 31, 2012.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 – December 31, 2012
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,083.51	$5.25
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,057.73	$5.19
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,116.12	$5.33
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,022.74	$5.10
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,129.07	$5.37
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,016.10	$4.32
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,018.73	$3.31
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Mid-Cap, Realty and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2012

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund and Johnson Municipal Income Fund (the “Funds”), each a series of the Johnson Mutal Funds Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Johnson Mutual Funds Trust as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 28, 2013

TRUSTEES AND OFFICERS (Unaudited)
December 31, 2012

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (70) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	None
Independent Trustees
Ronald H. McSwain (70) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
Kenneth S. Shull (83) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	11	None
John R. Green (70) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (47) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (54) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (48) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (46) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (41) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2012

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS	December 31, 2012

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	8
JIC Institutional Bond Fund III	10
Johnson Enhanced Return Fund	12

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Change in Net Assets	16

Financial Highlights
JIC Institutional Bond Fund I	17
JIC Institutional Bond Fund II	18
JIC Institutional Bond Fund III	19
Johnson Enhanced Return Fund	20

Notes to the Financial Statements	21

Disclosure of Expenses	27

Additional Information	28

Report of Independent Registered Public Accounting Firm	29

Trustees and Officers Table	30

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2012 Annual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

It was a good year for investors, as most asset classes performed well and exceeded expectations. The S&P 500 Index jumped 16.0%, and international stocks reversed a recent trend of underperformance by increasing 17.9% for the year. The Dow Jones Industrial Average lagged a bit but still posted a return of 10.2%. It was a relatively smooth ride for stock investors along the way, with positive returns experienced in 9 out of 12 months. The bond market benefited from a continued decline in interest rates. As rates fell, bond prices rose, providing a total return of 4.2% for the year.

As is often the case, the markets overcame a “wall of worry” throughout the year, and much of the uncertainty in 2012 was related to the government. Unlike most presidential election years, where there is a period of calm once the election is over as markets gain visibility about the future, concerns about the pending fiscal cliff immediately took center stage. While a deal was reached at the eleventh hour, the end result did little to solve the bigger problems facing our country. Unfortunately, the politicizing of the economy will continue this year as the second phase of the negotiations takes place regarding government spending and the debt ceiling.

Despite the political drama, the economy continued to move forward, albeit at a very slow pace. Corporate earnings were strong, and we saw some positive developments in housing and unemployment. These indicators, combined with extremely low interest rates, created a greater appetite for riskier assets, benefiting stocks. In addition, there was unprecedented action from central banks around the world during the year, which played a major role in the rally. Quantitative easing generated massive liquidity and a boost to confidence, but there are certainly question marks about its lasting impact on the economy.

As always, we encourage investors to remain focused on the long-term. We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Thank you,

Tim Johnson <s>

Timothy E. Johnson, President

Johnson Mutual Funds

**The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

1

Performance Review – December 31, 2012

JIC Institutional Bond Fund I

The JIC Institutional Bond Fund I provided a total return of 2.35% for 2012 compared to a 1.19% return for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.

Continued slow economic growth, and aggressive monetary easing by the Federal Reserve, helped to drive down interest rates to historic lows during the year, boosting bond prices. This trend was particularly notable during the first three quarters of the year. The Fund’s slightly longer weighted average duration of maturities added to its return over this time period. However, uncertainties surrounding the resolution of the “fiscal cliff” negotiations in Washington and its impact on economic growth caused this trend in yields to reverse in the final months of 2012. The yields on the short maturity securities this Fund focuses on, however, only moderately increased at the end of the year and remain very low by historical standards. Meanwhile, the yield spread on credit securities tightened throughout the year relative to treasuries as investors sought out higher income. Both corporate and municipal bonds performed better than governments as a result. The Fund’s significant emphasis on quality credit holdings was positive and helped it to perform better than the benchmark for the full year.

Over half of the Fund’s bond allocation is to high quality corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. As noted above, these holdings performed well during the year due to their higher yield and because the yield differential compared to treasuries narrowed. However, due to many economic uncertainties and an elevated risk environment globally, the Fund remains focused on higher quality, less cyclical corporate and municipal holdings. The portfolio is constructed with these lower volatility credit securities to take advantage of their continued yield advantage, but with an eye toward downside protection if risk flares materialize in the market during the year ahead. The majority of the Fund’s holdings in government securities are in federal agency bonds that offer a slight yield advantage over treasuries. With treasury yields extremely low, the Fund is substantially underweight that segment of the bond market.

The Fund’s objective is a high level of income over the long-term consistent with capital preservation. As we enter 2013, the economic environment is uncertain, but the financial health of many corporations is strong. Interest rates are very low and remain pressured downward by the aggressive easing policies of the Federal Reserve. Global credit concerns remain a problem and it is very possible that the recession in Europe will linger. The Fund continues to avoid securities with direct exposure to Europe. Also, the federal budget problems domestically will not dissipate quickly and there is the real possibility of another downgrade of the U.S. credit rating. We believe the Fund is positioned to weather the many potential economic storms by focusing on high quality corporates that offer reasonable yield.

Average Annual Total Returns as of December 31, 2012

	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
One Year	2.35%	1.19%
Three Years	2.73%	1.78%
Five Years	3.90%	2.65%
Ten Years	3.57%	2.95%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

Performance Review – December 31, 2012

JIC Institutional Bond Fund II

The JIC Institutional Bond Fund II provided a total return of 4.70% for 2012 compared to a 3.07% return for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.

Continued slow economic growth and aggressive monetary easing by the Federal Reserve helped to drive down interest rates to historic lows during the year, boosting bond prices. This trend was particularly notable during the first three quarters of the year. The Fund’s slightly longer weighted average duration of maturities added to its return over this time period. However, uncertainties surrounding the resolution of the “fiscal cliff” negotiations in Washington and its impact on economic growth caused this trend in yields to reverse in the final months of 2012 and interest rates finished the year only slightly lower than the start. Meanwhile, the yield spread on credit securities tightened throughout the year relative to treasuries as investors sought out higher income. Both corporate and municipal bonds performed better than governments as a result. The Fund’s significant emphasis on quality credit holdings was positive and helped it to perform better than the benchmark for the full year.

Half of the Fund’s bond allocation is to high quality corporate securities and an additional 12% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. As noted above, these holdings performed well during the year due to their higher yield and because the yield differential compared to treasuries narrowed. However, due to many economic uncertainties and an elevated risk environment globally, the Fund remains focused on higher quality, lesser cyclical corporate and municipal holdings. The portfolio is constructed with these “lower beta” credit securities to take advantage of their continued yield advantage, but with an eye toward downside protection if risk flares materialize in the market during the year ahead. Aligning with this theme of seeking additional yield while managing the risk exposure of the portfolio, the Fund has also modestly added to agency mortgage-backed securities in recent months. Mortgage bonds historically offer more yield and less overall volatility than other government related securities. With treasury yields extremely low, the Fund is underweight that segment of the bond market.

As we enter 2013, the economic environment is uncertain, but the financial health of many corporations is strong. Interest rates are very low and remain pressured downward by the aggressive easing policies of the Federal Reserve. Global credit concerns remain a problem and it is very possible that the recession in Europe will linger. The Fund continues to avoid securities with direct exposure to Europe. Also, the federal budget problems domestically will not dissipate quickly and there is the real possibility of another downgrade of the U.S. credit rating. We believe the Fund is positioned to weather the many potential economic storms by focusing on high quality corporates that offer reasonable yield.

Average Annual Total Returns as of December 31, 2012

	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
One Year	4.70%	3.07%
Three Years	5.50%	4.82%
Five Years	5.96%	4.92%
Ten Years	4.76%	4.38%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Performance Review – December 31, 2012

JIC Institutional Bond Fund III

The JIC Institutional Bond Fund III provided a total return of 5.05% for 2012 compared to a 4.93% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index. The Fund’s return also exceeded the Barclay’s Aggregate Index which returned 4.21%.

Continued slow economic growth and aggressive monetary easing by the Federal Reserve helped to drive down interest rates to historic lows during the year, boosting bond prices. This trend was particularly notable during the first three quarters of the year. The Fund’s slightly longer weighted average duration of maturities added to its return over this time period. However, uncertainties surrounding the resolution of the “fiscal cliff” negotiations in Washington and its impact on economic growth caused this trend in yields to reverse in the final months of 2012 and interest rates finished the year only slightly lower than the start. Meanwhile, the yield spread on credit securities tightened throughout the year relative to treasuries as investors sought out higher income. Both corporate and municipal bonds performed better than governments as a result. The Fund’s significant emphasis on quality credit holdings was positive and helped it to perform better than the benchmark over the full year.

Half of the Fund’s bond allocation is in high quality corporate securities and an additional 12% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. As noted above, these holdings performed well during the year due to their higher yield and because the yield differential compared to treasuries narrowed. However, due to many economic uncertainties and an elevated risk environment globally, the Fund remains focused on higher quality, lesser cyclical corporate and municipal holdings. The portfolio is constructed with these “lower beta” credit securities to take advantage of their continued yield advantage, but with an eye toward downside protection if risk flares materialize in the market during the year ahead. Aligning with this theme of seeking additional yield while managing the risk exposure of the portfolio, the Fund has also modestly added to agency mortgage-backed securities in recent months. Mortgage bonds historically offer more yield and less overall volatility than other government related securities. With treasury yields extremely low, the Fund is underweight that segment of the bond market.

The Fund’s investment objective is a high level of income over the long term consistent with capital preservation. As we enter 2013, the economic environment is uncertain, but the financial health of many corporations is strong. Interest rates are very low and remain pressured downward by the aggressive easing policies of the Federal Reserve. Global credit concerns remain a problem and it is very possible that the recession in Europe will linger. The Fund continues to avoid securities with direct exposure to Europe. Also, the federal budget problems domestically will not dissipate quickly and there is the real possibility of another downgrade of the U.S. credit rating. We believe the Fund is positioned to weather the many potential economic storms by focusing on high quality corporates that offer reasonable yield.

Average Annual Total Returns as of December 31, 2012
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)	Barclays Capital Aggregate Index
One Year	5.05%	4.93%	4.21%
Three Years	7.02%	7.57%	6.19%
Five Years	7.21%	6.64%	5.95%
Ten Years	5.58%	5.51%	5.18%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Indices do not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark, and the Barclays Capital Aggregate Index is a supplemental index. A shareholder cannot invest directly in either index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Performance Review – December 31, 2012

Johnson Enhanced Return Fund

The total return for the Johnson Enhanced Return Fund for 2012 was 18.43% compared to 16.00% for the Standard & Poor’s 500 (S&P 500) Index.

Despite numerous economic and geopolitical concerns during the year, the stock market climbed a “wall of worry” and provided investors with strong returns. The Fund outperformed the market benchmark again in 2012 because of the good relative performance in the bond portion of the portfolio. The Fund is benefitting from low interest rates, reasonable credit yield spreads on corporate and municipal bonds, and the low cost of carry in futures contracts. The Fund holds a significant weight in investment-grade rated credit securities which performed well as credit yield spreads narrowed during the year. Low short term interest rates helped the futures contracts held in the Fund track closely to the price return of the market index and the monthly correlation of returns to the S&P 500 Index was more than 99.5%.

The Fund achieved its results through a combination of equity index futures contracts and a short duration bond portfolio. The futures provide similar price and volatility compared to the S&P 500 Index while the goal of the bond portfolio is to enhance its return. The Fund’s emphasis on investment-grade rated corporate securities and its underweight posture in Treasuries helped to provide a superior income yield that contributed to its good relative results in 2012. In addition, the individual corporate holdings in the Fund performed well as interest rates declined and credit yield spreads narrowed relative to treasuries. The Fund’s maturity structure was also able to take advantage of “yield curve” roll during the year. This was intentional and added to performance as securities rolled down the slope of the curve toward their eventual maturity date.

The Fund’s investment objective is to outperform its benchmark over a full market cycle. As we enter 2013, the economic environment is uncertain, but the financial health of many corporations is strong. Interest rates are very low and remain pressured downward by the aggressive easing policies of the Federal Reserve. Global credit concerns remain a problem and it is very possible that the recession in Europe will linger. The Fund continues to avoid securities with direct exposure to Europe. Also, the federal budget problems domestically will not dissipate quickly and there is the real possibility of another downgrade of the U.S. credit rating. The Fund is positioned to weather the many potential economic storms by focusing on high quality corporate bonds that offer reasonable yield. The stock market is neither expensive nor cheap by historical standards and will likely move in tandem to the growth environment in the economy. However, we anticipate volatility will rise during the year.

Average Annual Total Returns
as of December 31, 2012

	Enhanced Return Fund	S&P 500 Index
One Year	18.43%	16.00%
Three Years	12.81%	10.86%
Five Years	3.52%	1.66%
Since Inception*	5.46%	4.11%

*Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2012

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 5.000% Due 08/15/2014	1,500,000	$1,604,856
BB&T Corp. Senior Unsecured Notes, 5.700% Due 04/30/2014	210,000	223,891
Citigroup Inc. Senior Unsecured Notes, 5.500% Due 10/15/2014	1,300,000	1,394,693
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,340,000	1,419,663
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	635,000	751,738
Key Bank NA Senior Unsecured Notes, 5.091% Due 03/26/2015	1,275,000	1,388,186
Northern Trust Co. Subordinated Notes, 4.600% Due 02/01/2013	1,035,000	1,038,408
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,433,646
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,023,000	1,202,439
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	500,000	537,836
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	500,000	530,374
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,564,925
18.7% - Total Finance		$13,090,655

Industrial
3M Co. Senior Unsecured Notes, 1.375% Due 09/29/2016	1,000,000	1,020,540
Air Products & Chemicals Senior Unsecured Notes, 4.150% Due 02/01/2013	1,500,000	1,504,448
Becton Dickenson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,195,000	1,230,293
Coca-Cola Co. Senior Unsecured Notes, 1.800% Due 09/01/2016	1,200,000	1,239,420
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,000,000	1,154,270
Eaton Corp. Senior Unsecured Notes, 5.950% Due 03/20/2014	83,000	88,162
General Electric Capital Corp., 5.400% Due 02/15/2017	2,000,000	2,302,358
McDonald's Corp. Senior Unsecured Notes, 5.800% Due 10/15/2017	1,000,000	1,214,962
Pepsico Inc. Senior Unsecured Notes, 3.100% Due 01/15/2015	1,830,000	1,920,687
Praxair Inc. Senior Unsecured Notes, 4.375% Due 03/31/2014	938,000	982,318
Schlumberger Investment Senior Unsecured Note 144A, 1.950% Due 09/14/2016*	1,379,000	1,415,476
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,161,281
Walt Disney Co. Senior Unsecured Notes, 1.100% Due 12/01/2017	1,000,000	1,002,098
23.2% - Total Industrial		$16,236,313

Utilities
AT&T Inc. Senior Unsecured Notes, 0.800% Due 12/01/2015	155,000	154,996
AT&T Inc. Senior Unsecured Notes, 1.400% Due 12/01/2017	1,300,000	1,300,244
Florida Power & Light First Mortgage, 4.850% Due 02/01/2013	974,000	977,423
Georgia Power Co. Senior Unsecured Notes, 6.000% Due 11/01/2013	1,441,000	1,504,920
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,369,338
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,194,573
NStar Electric Co. Senior Unsecured Notes, 5.000% Due 11/15/2017	1,250,000	1,506,361
Verizon Wireless Senior Unsecured Notes, 5.550% Due 02/01/2014	500,000	524,872
12.1% - Total Utilities		$8,532,727

United States Government Treasury Obligations
United States Treasury Notes, 2.125% Due 05/31/2015	1,500,000	1,565,274
United States Treasury Notes, 4.250% Due 08/15/2015	2,500,000	2,754,883
6.2% - Total United States Government Treasury Obligations		$4,320,157

United States Government Agency Obligations
FHLB, 1.000% Due 11/15/2017	2,000,000	2,003,670
FHLB, 1.050% Due 11/15/2017	3,000,000	3,003,348
FHLMC Agency Note, 1.000% Due 07/25/2017	3,000,000	3,008,289
FHLMC Step Up Coupon, 1.020% Due 03/06/2017	2,000,000	2,003,342
FNMA Step Up Coupon, 1.500% Due 04/18/2016	1,500,000	1,504,640
FNMA, 2.000% Due 06/28/2016	2,500,000	2,520,157
20.0% - Total United States Government Agency Obligations		$14,043,446

United States Government Agency Obligations - Mortgage-Backed Securities
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	1,549,879	1,577,370
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	221,126	241,610
2.6% - Total United States Government Agency Obligations- Mortgage-Backed Securities		$1,818,980

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2012

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017		240,000	240,128
0.3% - Total Certificates of Deposit			$240,128

Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue, 2.939% Due 04/01/2014		1,500,000	1,533,915
Kentucky Property & Buildings Commission Revenue - Build America Bonds, 4.077% Due 11/01/2015		1,410,000	1,528,891
Ohio General Obligation Unlimited - Build America Bonds, 1.970% Due 05/01/2015		1,470,000	1,515,041
Ohio Higher Education Facilities - Cleveland Clinic Health Systems, 2.731% Due 01/01/2017		1,110,000	1,147,895
University of Texas Revenue - Build America Bonds, 2.326% Due 08/15/2014		1,500,000	1,539,555
10.4% - Total Taxable Municipal Bonds			$7,265,297

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 2.700% Due 06/16/2015		1,500,000	1,580,130
2.3% - Total Sovereign Bonds			$1,580,130

Total Fixed Income Securities	95.8%		$67,127,833
(Identified Cost $65,978,602)

Cash Equivalents		Shares
First American Government Obligation Fund, Class Z**		2,430,052	2,430,052
Total Cash Equivalents	3.5%		$2,430,052
(Identified Cost $2,430,052)

Total Portfolio Value	99.3%		$69,557,885
(Identified Cost $68,408,654)

Other Assets in Excess of Liabilities	0.7%		$524,986

Total Net Assets	100.0%		$70,082,871

* 144A Restricted Security. The total fair value of such securities as of December 31, 2012 was $2,610,049 and represented 3.7% of net assets.

- Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318; price on December 31, 2012 was $102.645.

- Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389; price on December 31, 2012 was $102.645.

- Northern Natural Gas Bond was purchased on October 12, 2012, for 1,223,180; price on December 31, 2012 was $119.457.

** Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.00%.

CMO - Collateralized Mortgage Obligation

FDIC - Federal Deposit Insurance Corporation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2012

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 7.450% Due 05/16/2019	1,150,000	$1,508,076
BB&T Corp. Subordinated Notes, 5.625% Due 09/15/2016	1,000,000	1,149,033
Citigroup Inc. Subordinated Notes, 5.000%, 09/15/2014	1,000,000	1,052,519
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	1,000,000	1,198,516
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	591,920
Key Bank NA Senior Unsecured Notes, 5.091% Due 03/26/2015	600,000	653,264
Key Bank NA Subordinated Notes, 5.800% Due 07/01/2014	1,056,000	1,131,557
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/2019	1,000,000	1,130,980
PNC Bank NA Subordinated Notes, 5.250% Due 01/15/2017	1,000,000	1,139,238
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	500,000	505,113
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	1,115,000	1,199,374
Wachovia Corp. Subordinated Notes, 4.600% Due 04/01/2021	1,400,000	1,610,337
Wachovia Corp. Subordinated Notes, 5.250% Due 08/01/2014	1,180,000	1,258,763
19.2% - Total Finance		$14,128,690

Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,197,190
Coca-Cola Co. Senior Unsecured Notes, 1.800% Due 09/01/2016	1,000,000	1,032,850
Dover Corp. Senior Unsecured Notes, 4.875% Due 10/15/2015	1,140,000	1,268,407
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,370,000	1,581,350
Emerson Electric Co. Senior Unsecured Notes, 5.000% Due 12/15/2014	1,250,000	1,355,417
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	1,500,000	1,674,069
General Electric Capital Corp. Senior Unsecured Notes, 5.625% Due 09/15/2017	500,000	589,861
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	1,000,000	1,196,774
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	290,488
Praxair Inc. Senior Unsecured Notes, 5.200% Due 03/15/2017	1,000,000	1,169,341
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,161,281
United Technologies Corp. Senior Notes, 5.375% Due 12/15/2017	1,465,000	1,743,242
Wal-Mart Stores Inc. Senior Unsecured Notes, 5.800% Due 02/15/2018	600,000	735,863
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	737,654
21.4% - Total Industrial		$15,733,787

Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	799,009
AT&T Inc. Senior Unsecured Notes, 1.400% Due 12/01/2017	1,500,000	1,500,282
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	700,000	743,051
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	739,985
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,194,573
NStar Electric Co. Senior Unsecured Notes, 2.375% Due 10/15/2022	1,000,000	993,838
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/2018	1,100,000	1,322,465
9.9% - Total Utilities		$7,293,203

United States Government Treasury Obligations
United States Treasury Bonds, 4.000% Due 02/15/2014	2,000,000	2,085,078
United States Treasury Bonds, 4.500% Due 11/15/2015	1,250,000	1,397,656
United States Treasury Notes, 2.125% Due 05/31/2015	1,600,000	1,669,626
United States Treasury Notes, 4.125% Due 05/15/2015	2,000,000	2,180,156
10.0% - Total United States Government Treasury Obligations		$7,332,516

United States Government Agency Obligations
FHLB, 1.050% Due 11/15/2017	1,500,000	1,501,674
FHLB, 5.375% Due 05/18/2016	500,000	582,853
FHLMC Agency Note, 1.000% Due 07/25/2017	1,000,000	1,002,763
FNMA, 2.000% Due 06/28/2016	2,500,000	2,520,157
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	1,041,364
9.0% - Total United States Government Agency Obligations		$6,648,811

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2012

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025		1,864,530	1,971,196
FHLMC CMO Series 2963 Class DM, 5.500% Due 08/15/2033		1,332,268	1,371,742
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025		602,200	669,283
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042		632,604	643,824
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035		991,890	1,093,684
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039		1,257,028	1,348,471
FNMA Partner Certificate Pool AK9456, 3.000% Due 03/01/2032		2,363,869	2,488,084
13.0% - Total United States Government Agency Obligations - Mortgage Backed Securities			$9,586,284

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017		240,000	242,768
0.3% - Total Certificates of Deposit			$242,768

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue - Build America Bonds, 5.330% Due 06/01/2020		725,000	853,832
Cincinnati Ohio General Obligation, 5.300% Due 12/01/2020		1,000,000	1,020,880
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/2037		1,000,000	1,140,020
Kentucky Asset Liability Commission Revenue - Build America Bonds, 4.104% Due 04/01/2019		1,000,000	1,102,470
Kentucky Asset Liability Commission Revenue - Build America Bonds, 5.339 % Due 04/01/2022		300,000	346,719
University of Cincinnati Ohio General Receipts Revenue - Build America Bonds, 5.117% Due 06/01/2021		1,435,000	1,630,318
University of North Carolina Chapel Hill Hospital Revenue - Build America Bonds, 3.539% Due 02/01/2017		1,315,000	1,433,666
10.2% - Total Taxable Municipal Bonds			$7,527,905

Non-Taxable Municipal Bonds
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2016		1,000,000	1,109,780
1.5% - Non-Total Taxable Municipal Bonds			$1,109,780

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 2.300% Due 05/10/2016		1,000,000	1,052,000
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/2016		1,000,000	1,161,047
3.0% - Total Sovereign Bonds			$2,213,047

Total Fixed Income Securities	97.5%		$71,816,791
(Identified Cost $67,567,018)

Cash Equivalents		Shares
First American Government Obligation Fund, Class Z**		1,176,407	1,176,407
Total Cash Equivalents	1.6%		$1,176,407
(Identified Cost $1,176,407)

Total Portfolio Value	99.1%		$72,993,198
(Identified Cost $68,743,425)

Other Assets in Excess of Liabilities	0.9%		$635,388

Total Net Assets	100%		$73,628,586

* 144A Restricted Security. The total fair value of such securities as of December 31, 2012 was $1,194,573 and represented 1.6% of net assets.

- Northern Natural Gas Bond was purchased on October 12, 2012, for 1,223,180; price on December 31, 2012 was $119.457.

** Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.00%

CMO - Collateralized Mortgage Obligation

FDIC - Federal Deposit Insurance Corporation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2012

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 7.450% Due 05/16/2019	1,000,000	$1,311,370
BB&T Corp. Subordinated Notes, 5.625% Due 09/15/2016	1,000,000	1,149,033
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,300,000	1,482,220
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	591,920
Travelers Companies Inc. Senior Unsecured Notes, 5.900% Due 06/02/2019	451,000	558,335
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,000,000	1,010,226
US Bank NA Subordinated Notes, 4.800% Due 04/15/2015	1,500,000	1,627,411
Wachovia Corp. Subordinated Notes, 5.250% Due 08/01/2014	980,000	1,045,413
Wells Fargo & Co. Senior Unsecured Notes, 4.600% Due 04/01/2021	1,300,000	1,495,313
14.0% - Total Finance		$10,271,241

Industrial
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,000,000	1,185,519
Eaton Corp. Senior Unsecured Notes, 5.950% Due 03/20/2014	1,300,000	1,380,844
Emerson Electric Corp. Senior Notes, 5.375% Due 10/15/2017	1,217,000	1,438,119
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	1,405,000	1,568,045
General Electric Capital Corp. Senior Unsecured Notes, 4.650% Due 10/17/2021	500,000	570,518
IBM Corp. Senior Unsecured Notes, 5.700% Due 09/14/2017	1,820,000	2,200,256
McDonald's Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,210,000	1,419,859
Pepsico Inc. Senior Unsecured Notes, 5.000% Due 06/01/2018	1,056,000	1,253,978
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,279,125
United Technologies Corp. Senior Unsecured Notes, 6.125% Due 02/01/2019	1,200,000	1,495,472
Wal-Mart Stores Inc. Senior Unsecured Notes,7.550% Due 02/15/2030	1,500,000	2,212,962
21.7% - Total Industrial		$16,004,697

Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	799,009
AT&T Inc. Senior Unsecured Notes, 1.400% Due 12/01/2017	1,500,000	1,500,282
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	510,351
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	400,000	424,601
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	938,123
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,194,573
NStar Electric Co. Senior Unsecured Notes, 2.3750% Due 10/15/2022	1,000,000	993,838
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/2018	1,000,000	1,202,241
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/2019	1,450,000	1,729,551
12.6% - Total Utilities		$9,292,569

United States Government Treasury Obligations
United States Treasury Bonds, 4.500% Due 02/15/2016	2,000,000	2,254,532
United States Treasury Notes, 2.125% Due 05/31/2015	1,000,000	1,043,516
United States Treasury Notes, 3.125% Due 02/15/2042	1,500,000	1,568,438
United States Treasury Notes, 3.750% Due 08/15/2041	300,000	352,594
United States Treasury Notes, 4.125% Due 05/15/2015	1,100,000	1,199,086
United States Treasury Notes, 4.625% Due 02/15/2017	800,000	932,625
10.0% - Total United States Government Treasury Obligations		$7,350,791

United States Government Agency Obligations
FFCB, 5.875% Due 10/03/2016	2,025,000	2,418,162
FHLB, 1.050% Due 11/15/2017	2,000,000	2,002,232
FHLB, 5.130% Due 05/24/2013	800,000	815,881
FHLB, 5.500% Due 12/11/2013	1,000,000	1,050,275
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	500,000	631,129
TVA Power Series 2001 Class D, 4.875% Due 12/15/2016	500,000	581,695
10.2% - Total United States Government Agency Obligations		$7,499,374

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	526,925	585,622
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	834,244	863,211
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	1,265,207	1,287,649
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	899,882	967,905
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	2,242,534	2,472,676
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	1,257,027	1,348,471

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2012

FNMA Partner Certificate Pool AK9456, 3.000% Due 03/01/2032		2,827,374	2,975,943
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017		50,428	53,989
14.4% - Total United States Government Agency Obligations - Mortgage Backed Securities			$10,555,466

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017		240,000	242,768
0.3% - Total Certificates of Deposit			$242,768

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue - Build America Bonds, 5.330% Due 06/01/2020		750,000	883,275
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/2037		1,785,000	2,034,936
Kentucky Asset Liability Commission Revenue - Build America Bonds, 2.939 % Due 04/01/2014		1,400,000	1,431,654
Miami University Ohio General Receipts Revenue - Build America Bonds, 5.263% Due 09/01/2018		1,000,000	1,137,550
Ohio Higher Education Facilities - Cleveland Clinic Health Systems, 3.849% Due 01/01/2022		945,000	1,034,973
Ohio Major New Infrastructure Revenue - Build America Bonds, 4.994% Due 12/15/2020		850,000	1,006,460
University of Cincinnati Ohio General Receipts Revenue - Build America Bonds, 4.667% Due 06/01/2018		1,000,000	1,130,030
11.8% Total Taxable Municipal Bonds			$8,658,878

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 3.000% Due 07/16/2018		1,750,000	1,907,675
2.6% - Total Sovereign Bonds			$1,907,675

Total Fixed Income Securities	97.6%		$71,783,459
(Identified Cost $66,732,224)

Cash Equivalents		Shares
First American Government Obligation Fund, Class Z*		1,067,767	1,067,767
Total Cash Equivalents	1.5%		$1,067,767
(Identified Cost $1,067,767)

Total Portfolio Value	99.1%		$72,851,226
(Identified Cost $67,799,991)

Other Assets In Excess of Liabilities	0.9%		$696,586

Total Net Assets	100.0%		$73,547,812

* 144A Restricted Security. The total fair value of such securities as of December 31, 2012 was $1,194,573 and represented 1.6% of net assets.

- Northern Natural Gas Bond was purchased on October 12, 2012, for 1,223,180; price on December 31, 2012 was $119.457.

** Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.00%

CMO - Collateralized Mortgage Obligation

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

11

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2012

Fixed Income Securities

Corporate Bonds	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 6.200% Due 05/16/2014	1,000,000	$1,074,304
Aon Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	1,000,000	1,053,895
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,000,000	1,131,292
Citigroup Inc. Subordinated Notes, 5.000% Due 09/15/2014	1,000,000	1,052,519
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,769,478
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,120,419
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,000,000	1,059,450
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,000,000	1,117,872
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,146,917
Prudential Financial Corp. Senior Unsecured Notes, 6.200% Due 01/15/2015	1,000,000	1,104,381
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,030,000	1,092,571
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,000,000	1,125,402
21.3% - Total Finance		$13,848,500

Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	1,041,786
Clorox Co. Senior Unsecured Notes, 5.000% Due 03/01/2013	1,000,000	1,007,336
Coca-Cola Co. Senior Unsecured Notes, 1.800% Due 09/01/2016	1,000,000	1,032,850
Eaton Corp. Senior Unsecured Notes 144A, 1.500% Due 11/02/2017*	1,000,000	1,002,043
Emerson Electric Co. Senior Unsecured Notes, 5.000% Due 12/15/2014	1,000,000	1,084,334
Enterprise Products Senior Unsecured Notes, 6.125% Due 02/1/2013	780,000	782,859
General Electric Capital Corp., 5.400% Due 02/15/2017	2,000,000	2,302,358
General Mills Inc. Senior Unsecured Notes, 5.200% Due 03/17/2015	840,000	922,558
IBM Corp. Senior Unsecured Notes, 7.500% Due 06/15/2013	550,000	568,419
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	1,000,000	1,128,794
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,106,228
Kraft Foods Inc. Senior Unsecured Notes, 6.000% Due 02/11/2013	598,000	601,290
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	1,115,000	1,152,258
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	1,183,276
Potash Corp. of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/2014	500,000	531,055
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	1,165,270
25.5% - Total Industrials		$16,612,714

Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,313,057
Alliant Energy Corp. Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,053,777
Devon Energy Corp. Senior Unsecured Notes, 2.400% Due 07/15/2016	1,000,000	1,035,761
Duke Energy Corp. Senior Unsecured Notes, 6.300% Due 02/01/2014	815,000	863,676
Florida Power & Light First Mortgage, 4.850% Due 02/01/2013	1,000,000	1,003,514
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	1,000,000	1,172,654
Verizon Communications Senior Unsecured Notes, 5.500% Due 04/01/2017	1,000,000	1,173,503
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,000,000	1,170,024
13.5% - Total Utilities		$8,785,966

United States Government Treasury Obligations
United States Treasury Notes, 4.500% Due 11/15/2015	4,000,000	4,472,500
6.9% - Total United States Government Treasury Obligations		$4,472,500

United States Government Agency Obligations
FHLMC Step Up Coupon, 1.020% Due 03/06/2017	1,390,000	1,392,323
FHLMC, 2.500% Due 05/27/2016	3,500,000	3,734,339
FNMA, 1.500% Due 10/14/2014	2,000,000	2,039,644
11.0% - Total United States Government Agency Obligations		$7,166,306

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	585,996	619,519
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	2,400,408	2,526,542
FNMA CMO Pool 2006-54 Class PE, 6.000% Due 02/25/2033	135,207	137,694
5.0% - Total United States Government Agency Obligations - Mortgage Backed Securities		$3,283,755

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	240,128
0.4% - Total Certificates of Deposit		$240,128

The accompanying notes are an integral part of these financial statements.

12

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2012

Taxable Municipal Bonds
Campbell Kenton & Boone Counties Kentucky Sanitation Dist. Revenue - Build America Bonds, 3.500% Due 08/01/2013		380,000	385,871
Kentucky Property & Buildings Commission Revenue - Build America Bonds, 4.077% Due 11/01/2015		1,000,000	1,084,320
Ohio Higher Education Facilities Commission - Cleveland Clinic Health System, 2.731% Due 01/01/2017		1,000,000	1,034,140
3.8% - Total Municipal Bonds			$2,504,331

Total Fixed Income Securities	87.4%		$56,914,200
(Identified Cost $56,046,847)

Cash & Cash Equivalents		Shares
First American Government Obligation Fund, Class Z**		2,158,196	2,158,196
Total Cash Equivalents	3.3%		$2,158,196
(Identified Cost $2,158,196)

Total Portfolio Value	90.7%		$59,072,396
(Identified Cost $58,205,043)

Other Assets in Excess of Liabilities	9.3%		$6,121,077

Total Net Assets:	100.0%		$65,193,473

Futures Contracts		Long	Unrealized
		Contracts	Appreciation
E-mini Standard & Poor's 500 expiring March 2013 (50 units per contract)		910	$(329,960)
(Notional Value of $64,891,645)

* 144A Restricted Security. The total fair value of such securities as of December 31, 2012 was $1,002,043 and represented 1.5% of net assets.

- Eaton Corporation Bond was purchased on November 14, 2012, for $1,000,860; price on December 31, 2012 was $100.204.

** Variable Rate Security; as of December 31, 2012, the 7 day yield was 0.00%.

CMO - Collateralized Mortgage Obligation

FDIC - Federal Deposit Insurance Corporation

FNMA - Federal National Mortgage Association

FHLMC - Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

13

JOHNSON MUTUAL FUNDS	December 31, 2012

Statements of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$69,557,885	$72,993,198	$72,851,226	$59,072,396
Cash Held at Broker	-	-	-	3,503,500
Receivable from Broker at Fair Value Net of Allowance (Note #3)	-	-	-	359,446
Interest Receivable	548,911	651,103	712,225	633,829
Receivable for Variation Margin on Futures Contracts	-	-	-	1,643,460
Total Assets	$70,106,796	$73,644,301	$73,563,451	$65,212,631

Liabilities:
Accrued Management Fee	$14,975	$15,715	$15,639	$19,158
Fund Shares Redeemed Payable	8,950	-	-	-
Total Liabilities	$23,925	$15,715	$15,639	$19,158

Net Assets	$70,082,871	$73,628,586	$73,547,812	$65,193,473

Net Assets Consist of:
Paid in Capital	$68,933,640	$69,378,813	$68,496,577	$64,920,580
Accumulated Net Realized Gain
(Loss) from Security Transactions & Futures Contracts	-	-	-	(264,500)
Net Unrealized Gain on Investments	1,149,231	4,249,773	5,051,235	867,353
Net Unrealized Loss on Futures Contracts	-	-	-	(329,960)

Net Assets	$70,082,871	$73,628,586	$73,547,812	$65,193,473

Shares Outstanding (Unlimited
Amount Authorized)	4,589,657	4,532,558	4,451,480	4,206,450

Offering, Redemption and
Net Asset Value Per Share	$15.27	$16.24	$16.52	$15.50

*Identified Cost of Investment Securities	$68,408,654	$68,743,425	$67,799,991	$58,205,043

The accompanying notes are an integral part of these financial statements.

14

JOHNSON MUTUAL FUNDS	December 31, 2012

Statements of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2012	12/31/2012	12/31/2012	12/31/2012
Investment Income:
Interest	$1,599,063	$2,389,076	$2,358,844	$1,125,591

Expenses:
Gross Management Fee	$206,005	$213,238	$202,148	$607,220
Management Fee Waiver (Note #4)	(27,018)	(27,966)	(26,512)	(394,693)
Net Expenses	$178,987	$185,272	$175,636	$212,527

Net Investment Income	$1,420,076	$2,203,804	$2,183,208	$913,064

Net Realized Gain from Security Transactions	$179,011	$277,436	$1,311,190	$290,945
Net Realized Gain from Futures Contracts	-	-	-	9,536,225
Increase in Due from Broker (See Note 3)	-	-	-	65,085
Net Unrealized Change on Investments	(11,580)	782,714	(206,569)	425,941
Net Unrealized Change on Futures Contracts	-	-	-	(1,265,128)

Net Gain on Investments	$167,431	$1,060,150	$1,104,621	$9,053,068

Net Change in Net Assets
from Operations	$1,587,507	$3,263,954	$3,287,829	$9,966,132

The accompanying notes are an integral part of these financial statements.

15

JOHNSON MUTUAL FUNDS	December 31, 2012

Statements of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations:
Net Investment Income	$1,420,076	$1,579,861	$2,203,804	$2,339,593	$2,183,208	$2,321,580	$913,064	$1,078,757
Net Realized Gain from Security Transactions	179,011	286,066	277,436	496,532	1,311,190	573,335	290,945	197,261
Net Realized Gain from Futures Contracts	-	-	-	-	-	-	9,536,225	504,151
Increase in Due from Broker (See Note 3)	-	-	-	-	-	-	65,085	(214,915)
Net Unrealized Change on Investments	(11,580)	(189,796)	782,714	827,992	(206,569)	1,995,298	425,941	(325,648)
Net Unrealized Change on Futures Contracts	-	-	-	-	-	-	(1,265,128)	310,823
Net Change in Net
Assets from Operations	$1,587,507	$1,676,131	$3,263,954	$3,664,117	$3,287,829	$4,890,213	$9,966,132	$1,550,429

Distributions to Shareholders:
Net Investment Income	$(1,427,187)	$(1,606,541)	$(2,286,220)	$(2,369,761)	$(2,265,222)	$(2,428,867)	$(919,227)	$(1,080,133)
Net Realized Gain from
Security Transactions	(173,593)	(83,660)	(199,123)	(487,272)	(1,240,425)	(576,122)	(684,428)	-
Net Change in Net Assets
From Distributions	$(1,600,780)	$(1,690,201)	$(2,485,343)	$(2,857,033)	$(3,505,647)	$(3,004,989)	$(1,603,655)	$(1,080,133)

Capital Share Transactions:
Proceeds From Sale of Shares	$10,730,293	$15,175,789	$12,072,169	$14,671,663	$18,496,583	$11,318,914	$15,840,021	$1,812,139
Net Asset Value of Shares Issued on
Reinvestment of Distributions	279,949	200,985	346,392	662,802	1,240,425	576,122	1,551,072	1,080,133
Cost of Shares Redeemed	(8,350,003)	(9,637,391)	(7,609,153)	(9,457,414)	(6,544,001)	(8,234,068)	(11,686,640)	(1,495,000)
Net Change in Net Assets
From Capital Share Transactions	$2,660,239	$5,739,383	$4,809,408	$5,877,051	$13,193,007	$3,660,968	$5,704,453	$1,397,272

Net Change in Net Assets	$2,646,966	$5,725,313	$5,588,019	$6,684,135	$12,975,189	$5,546,192	$14,066,930	$1,867,568

Net Assets at Beginning of Year	$67,435,905	$61,710,592	$68,040,567	$61,356,432	$60,572,623	$55,026,431	$51,126,543	$49,258,975

Net Assets at End of Year	$70,082,871	$67,435,905	$73,628,586	$68,040,567	$73,547,812	$60,572,623	$65,193,473	$51,126,543

Accumulated (Distribution in Excess of )
Undistributed Net Investment Income	$(7,111)	$-	$(82,416)	$-	$(82,014)	$-	$(6,163)	$-

The accompanying notes are an integral part of these financial statements.

16

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008

Net Asset Value Beginning of Year	$15.27	$15.27	$15.28	$15.01	$14.84

Operations:
Net Investment Income	0.32	0.36	0.50	0.61	0.62
Net Gains (Losses) on Securities
(Realized and Unrealized)	0.04	0.03	(0.01)	0.26	0.17
Total Operations	$0.36	$0.39	$0.49	$0.87	$0.79

Distributions:
Net Investment Income	(0.32)	(0.37)	(0.50)	(0.60)	(0.62)
Net Realized Capital Gains	(0.04)	(0.02)	-	-	-
Total Distributions	$(0.36)	$(0.39)	$(0.50)	$(0.60)	$(0.62)

Net Asset Value at End of Year	$15.27	$15.27	$15.27	$15.28	$15.01

Total Return(a)	2.35%	2.56%	3.28%	5.89%	5.47%

Net Assets End of Year (Millions)	$70.08	$67.44	$61.71	$54.92	$53.41

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.26%	0.27%	0.29%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.02%	2.33%	3.26%	3.98%	4.11%
Average Net Assets after Waiver	2.06%	2.36%	3.27%	3.99%	4.14%

Portfolio Turnover Rate	43.98%	37.61%	38.27%	29.96%	29.25%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2012, 2011, 2010, 2009, and 2008, the Adviser waived a portion of the 0.30% management fee to sustain a net fee as stated in the above table. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)

The accompanying notes are an integral part of these financial statements.

17

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008

Net Asset Value Beginning of Year	$16.06	$15.86	$15.72	$15.59	$15.26

Operations:
Net Investment Income	0.52	0.56	0.64	0.71	0.69
Net Gains on Securities
(Realized and Unrealized)	0.22	0.33	0.33	0.27	0.33
Total Operations	$0.74	$0.89	$0.97	$0.98	$1.02

Distributions:
Net Investment Income	(0.52)	(0.57)	(0.64)	(0.70)	(0.69)
Net Realized Capital Gains	(0.04)	(0.12)	(0.19)	(0.15)	-
Total Distributions	$(0.56)	$(0.69)	$(0.83)	$(0.85)	$(0.69)

Net Asset Value at End of Year	$16.24	$16.06	$15.86	$15.72	$15.59

Total Return(a)	4.70%	5.66%	6.19%	6.43%	6.89%

Net Assets End of Year (Millions)	$73.63	$68.04	$61.36	$54.69	$54.65

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.26%	0.27%	0.29%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.05%	3.45%	3.94%	4.48%	4.42%
Average Net Assets after Waiver	3.09%	3.48%	3.95%	4.49%	4.45%

Portfolio Turnover Rate	21.08%	26.91%	29.19%	24.75%	13.24%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2012, 2011, 2010, 2009, and 2008, the Adviser waived a portion of the 0.30% management fee to sustain a net fee as stated in the above table. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008

Net Asset Value Beginning of Year	$16.54	$16.03	$15.71	$15.64	$15.40

Operations:
Net Investment Income	0.56	0.64	0.70	0.74	0.75
Net Gains on Securities
(Realized and Unrealized)	0.26	0.70	0.47	0.33	0.42
Total Operations	$0.82	$1.34	$1.17	$1.07	$1.17

Distributions:
Net Investment Income	(0.56)	(0.67)	(0.70)	(0.74)	(0.75)
Net Realized Capital Gains	(0.28)	(0.16)	(0.15)	(0.26)	(0.18)
Total Distributions	$(0.84)	$(0.83)	$(0.85)	$(1.00)	$(0.93)

Net Asset Value at End of Year	$16.52	$16.54	$16.03	$15.71	$15.64

Total Return(a)	5.05%	8.51%	7.54%	7.07%	7.89%

Net Assets End of Year (Millions)	$73.55	$60.57	$55.03	$52.41	$52.93

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.26%	0.27%	0.29%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.19%	3.87%	4.30%	4.68%	4.80%
Average Net Assets after Waiver	3.23%	3.90%	4.31%	4.69%	4.83%

Portfolio Turnover Rate	23.33%	20.08%	23.39%	20.09%	12.59%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2012, 2011, 2010, 2009, and 2008, the Adviser waived a portion of the 0.30% management fee to sustain a net fee as stated in the above table. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2012	2011	2010	2009	2008

Net Asset Value Beginning of Year	$13.43	$13.30	$11.61	$9.00	$15.03

Operations:
Net Investment Income	0.23	0.29	0.31	0.28	0.50
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	2.24	0.13	1.69	2.61	(6.03)
Total Operations	$2.47	$0.42	$2.00	$2.89	$(5.53)

Distributions:
Net Investment Income	(0.23)	(0.29)	(0.31)	(0.28)	(0.50)
Net Realized Capital Gains	(0.17)	-	-	-	-
Total Distributions	$(0.40)	$(0.29)	$(0.31)	$(0.28)	$(0.50)

Net Asset Value at End of Year	$15.50	$13.43	$13.30	$11.61	$9.00

Total Return(a)	18.43%	3.16%	17.56%	32.65%	(37.58)%

Net Assets End of Year (Millions)	$65.19	$51.13	$49.26	$42.65	$37.32

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.85%	1.48%	1.89%	2.13%	3.40%
Average Net Assets after Waiver	1.50%	2.13%	2.54%	2.78%	4.05%

Portfolio Turnover Rate	49.63%	68.09%	48.42%	42.04%	35.06%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)

The accompanying notes are an integral part of these financial statements.

20

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2012

1) Organization:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle.

2) Security Valuation and Transactions:

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Sovereign Bonds. Sovereign bonds are generally valued at prices obtained from pricing vendors. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

21

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2012

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,090,655	$—	$13,090,655
Industrial	—	16,236,313	—	16,236,313
Utilities	—	8,532,727	—	8,532,727
U.S. Treasury Obligations	—	4,320,157	—	4,320,157
U.S. Agency Obligations	—	14,043,446	—	14,043,446
U.S. Agency Obligations – Mortgage-Backed	—	1,818,980	—	1,818,980
Certificates of Deposit	—	240,128	—	240,128
Taxable Municipal Bonds	—	7,265,297	—	7,265,297
Sovereign Bonds	—	1,580,130	—	1,580,130
Cash Equivalents	2,430,052	—	—	2,430,052
Total	$2,430,052	$67,127,833	$0	$69,557,885

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$14,128,690	$—	$14,128,690
Industrial	—	15,733,787	—	15,733,787
Utilities	—	7,293,203	—	7,293,203
U.S. Treasury Obligations	—	7,332,516	—	7,332,516
U.S. Agency Obligations	—	6,648,811	—	6,648,811
U.S. Agency Obligations – Mortgage-Backed	—	9,586,284	—	9,586,284
Certificates of Deposit	—	242,768	—	242,768
Taxable Municipal Bonds	—	7,527,905	—	7,527,905
Non-Taxable Municipal Bonds	—	1,109,780	—	1,109,780
Sovereign Bonds	—	2,213,047	—	2,213,047
Cash Equivalents	1,176,407	—	—	1,176,407
Total	$1,176,407	$71,816,791	$0	$72,993,198

22

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2012

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$10,271,241	$—	$10,271,241
Industrial	—	16,004,697	—	16,004,697
Utilities	—	9,292,569	—	9,292,569
U.S. Treasury Obligations	—	7,350,791	—	7,350,791
U.S. Agency Obligations	—	7,499,374	—	7,499,374
U.S. Agency Obligations – Mortgage-Backed	—	10,555,466	—	10,555,466
Certificates of Deposit	—	242,768	—	242,768
Taxable Municipal Bonds	—	8,658,878	—	8,658,878
Sovereign Bonds	—	1,907,675	—	1,907,675
Cash Equivalents	1,067,767	—	—	1,067,767
Total	$1,067,767	$71,783,459	$0	$72,851,226

Johnson Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,848,500	$—	$13,848,500
Industrial	—	16,612,714	—	16,612,714
Utilities	—	8,785,966	—	8,785,966
U.S. Treasury Obligations	—	4,472,500	—	4,472,500
U.S. Agency Obligations	—	7,166,306	—	7,166,306
U.S. Agency Obligations – Mortgage-Backed	—	3,283,755	—	3,283,755
Certificates of Deposit	—	240,128	—	240,128
Taxable Municipal Bonds	—	2,504,331	—	2,504,331
Cash Equivalents	2,158,196	—	—	2,158,196
Sub-Total	$2,158,196	$56,914,200	$0	$59,072,396
Other Financial Instruments*	(329,960)	—	—	(329,960)
Total	$1,828,236	$56,914,200	$0	$58,742,436

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, and are reflected at the net unrealized depreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the year ended December 31, 2012, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

3) Summary of Significant Accounting Policies:

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2012 was $58,266,595. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

As of December 31, 2012, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal. Net variation margin receivable on futures contracts as of December 31, 2012 was $1,643,460.

As of December 31, 2012, Receivable from Broker at Fair Value represents cash collateral due from MF Global. MF Global, the previous Futures Commodity Merchant (“FCM”) for the S&P 500 Futures Contracts held by the Johnson Enhanced Return Fund, declared bankruptcy on November 1, 2011. As part of the bankruptcy proceedings, R.J. O’Brien was appointed by the Commodities Futures Trading Commission as the new FCM for the Enhanced Return Fund. Subsequent to the bankruptcy filing, the Fund received the majority of its assets previously held with MF Global. However, the amounts yet to be returned, amounting to $509,276, may not be recovered due to MF Global’s insolvency issues. While a claim for the cash collateral has been filed with the MF Global Trustees, it is not certain as to how much the Fund may ultimately receive. Based on market information available as of December 31, 2012, the Adviser estimated the amount reasonably expected to be collected to be $359,446, and accordingly adjusted its estimate of the allowance for uncollectible amounts due from broker by $65,085, which is shown separately on the Statements of Operations. The Adviser will continue to monitor the situation as information becomes available. Actual losses could be greater than those estimated above.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

23

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2012

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2012, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
JIC Institutional Bond Fund I	$(1,693)	$7,111	$(5,418)
JIC Institutional Bond Fund II	(3,319)	82,416	(79,097)
JIC Institutional Bond Fund III	(9,866)	82,014	(72,148)
Johnson Enhanced Return Fund	(690,568)	6,163	684,405

4) Investment Advisory Agreement:

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, before the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 1.00%, before the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2012 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.26%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2013. Also, the Adviser has agreed to waive a part of the management fee for the Johnson Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2013.

		Fee	Effective	Management Fee	Contractual	Payable as of
Fund	Fee	Waiver	Fee Ratio	After Waiver	Waiver	December 31, 2012
JIC Institutional Bond Fund I	0.30%	0.04%	0.26%	$178,987	$27,018	$14,975
JIC Institutional Bond Fund II	0.30%	0.04%	0.26%	$185,272	$27,966	$15,715
JIC Institutional Bond Fund III	0.30%	0.04%	0.26%	$175,636	$26,512	$15,639
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$212,527	$394,693	$19,158

5) Related Party Transactions:

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $38,000 for the year ended December 31, 2012, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2012, Covie and Company owned in aggregate 92.85% of the JIC Institutional Bond Fund I, 93.16% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III. At December 31, 2012, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 71.97% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

24

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2012

6) Purchases and Sales of Securities:

For the year ended December 31, 2012, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$31,059,424	$25,419,086	$0	$3,912,375
JIC Institutional Bond Fund II	19,897,253	13,202,051	0	1,397,487
JIC Institutional Bond Fund III	25,535,969	13,505,765	1,475,157	1,599,697
Johnson Enhanced Return Fund	28,793,812	21,826,056	8,655,546	4,100,703

7) Capital Share Transactions:

As of December 31, 2012, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	JIC Institutional		JIC Institutional		JIC Institutional		Johnson Enhanced
	Bond Fund I		Bond Fund II		Bond Fund III		Return Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Shares Sold to Investors	699,758	991,956	741,760	917,399	1,103,935	696,099	1,061,176	131,535
Shares Issued on Reinvestment of Dividends	18,318	13,162	21,321	41,355	75,086	34,938	102,928	80,430
Subtotal	718,076	1,005,118	763,081	958,754	1,179,021	731,037	1,164,104	211,965
Shares Redeemed	(544,439)	(630,090)	(467,522)	(589,948)	(390,041)	(502,109)	(765,381)	(107,967)
Net Increase During Year	173,637	375,028	295,559	368,806	788,980	228,928	398,723	103,998
Shares Outstanding:
Beginning of Year	4,416,020	4,040,992	4,236,999	3,868,193	3,662,500	3,433,572	3,807,727	3,703,729
End of Year	4,589,657	4,416,020	4,532,558	4,236,999	4,451,480	3,662,500	4,206,450	3,807,727

8) Security Transactions:

For Federal income tax purposes, the cost of investment securities owned on December 31, 2012 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of December 31, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation
JIC Institutional Bond Fund I	$68,408,654	$1,283,243	$134,012	$1,149,231
JIC Institutional Bond Fund II	$68,743,425	$4,367,105	$117,332	$4,249,773
JIC Institutional Bond Fund III	$67,799,991	$5,091,256	$40,021	$5,051,235
Johnson Enhanced Return Fund	$58,205,043	$976,702	$109,349	$867,353

9) Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

25

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2012

10) Distributions to Shareholders:

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
JIC Institutional Bond Fund I	2011	1,601,295	83,904	5,002	-	1,690,201
	2012	1,422,438	176,649	-	1,693	1,600,780
JIC Institutional Bond Fund II	2011	2,368,241	305,990	182,802	-	2,857,033
	2012	2,284,203	174,691	23,130	3,319	2,485,343
JIC Institutional Bond Fund III	2011	2,428,867	551,274	24,848	-	3,004,989
	2012	2,267,216	1,166,444	62,119	9,868	3,505,647
Johnson Enhanced Return Fund	2011	1,080,133	-	-	-	1,080,133
	2012	1,603,655	-	-	-	1,603,655

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers		Long-Term Capital Gain	Unrealized Appreciation	Other Accumulated Losses	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$-	$-		$-	$1,149,231	$-	$1,149,231
JIC Institutional Bond Fund II	-	-		-	4,249,773	-	4,249,773
JIC Institutional Bond Fund III	-	-		-	5,051,235	-	5,051,235
Johnson Enhanced Return Fund	-	(444,630	)*	-	867,353	(149,830)	(272,893)

* Expire in 2016.

26

DISCLOSURE OF EXPENSES (Unaudited)	December 31, 2012

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2012 and held through December 31, 2012.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2011 – December 31, 2012
Actual	$1,000.00	$1,009.43	$1.32
Hypothetical	$1,000.00	$1,023.89	1.34

JIC Institutional Bond Fund II	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2011 – December 31, 2012
Actual	$1,000.00	$1,019.07	$1.32
Hypothetical	$1,000.00	$1,023.89	$1.34

JIC Institutional Bond Fund III	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2011 – December 31, 2012
Actual	$1,000.00	$1,018.20	$1.32
Hypothetical	$1,000.00	$1,023.89	$1.34

Johnson Enhanced Return Fund	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2011 – December 31, 2012
Actual	$1,000.00	$1,065.10	$1.82
Hypothetical	$1,000.00	$1,023.44	$1.81

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio (after waiver) is 0.26%, and for the Enhanced Return Fund, the expense ratio (after waiver) is 0.35%.

27

ADDITIONAL INFORMATION	December 31, 2012

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at

513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

28

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Johnson Mutual Funds Trust as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 28, 2013

29

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD

INTERESTED TRUSTEE

Timothy E. Johnson (70) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	None

INDEPENDENT TRUSTEES

Ronald H. McSwain (70) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None

Kenneth S. Shull (83) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	11	None

John R. Green (70) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None

James J. Berrens (47) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None

OFFICERS

Dale H. Coates (54) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (48) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA

Scott J. Bischoff (46) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA

Jennifer J. Kelhoffer (41) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

30

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

(513) 661-3100 (800) 541-0170

Custodian

US Bank

425 Walnut Street

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees,

and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, the code of ethics was not amended.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2011	$74,000.00
FY 2012	$68,000.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2011	$5,600.00	$9,500.00
FY 2012	$5,600.00	$9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2011	$18,875.00	$0.00
FY 2012	$22,000.00	$0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2011	$0.00	$0.00
FY 2012	$0.00	$0.00

(e) (1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2) Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2011	$18,875.00	$0.00
FY 2012	$22,000.00	$0.00

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 22, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Timothy E. Johnson

Timothy E. Johnson, President

Date March 08, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Timothy E. Johnson

Timothy E. Johnson, President

Date March 8, 2013

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 8, 2013